EXHIBIT 2(d)
Description of Securities Registered Under Section 12 of the Exchange Act
As of December 31, 2024, Lloyds Banking Group plc (“LBG,” the “Company,” “we,” “us” and “our”) had the following series of securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol	Name of each exchange on which registered
Ordinary shares of nominal value 10 pence each, represented by American Depositary Shares		The New York Stock Exchange
4.344% Subordinated Securities due in 2048	LYG48A	The New York Stock Exchange
3.369% Fixed Rate Reset Subordinated Debt Securities due 2046	LYG46	The New York Stock Exchange
5.300% Subordinated Securities due 2045	LYG45	The New York Stock Exchange
5.590% Senior Callable Fixed-to-Fixed Rate Notes due 2035	LYG35A	The New York Stock Exchange
5.679% Senior Callable Fixed-to-Fixed Rate Notes due 2035	LYG35	The New York Stock Exchange
7.953% Fixed Rate Reset Subordinated Debt Securities due 2033	LYG33A	The New York Stock Exchange
4.976% Senior Callable Fixed-to-Fixed Rate Notes due 2033	LYG33	The New York Stock Exchange
1.985% Fixed Rate Reset Subordinated Debt Securities due 2031	LYG31	The New York Stock Exchange
5.721% Senior Callable Fixed-to-Fixed Rate Notes due 2030	LYG30	The New York Stock Exchange
5.871% Senior Callable Fixed-to-Fixed Rate Notes due 2029	LYG29	The New York Stock Exchange
Senior Callable Floating Rate Notes due 2028	LYG28H	The New York Stock Exchange
5.087% Senior Callable Fixed-to-Fixed Rate Notes due 2028	LYG28G	The New York Stock Exchange
Senior Callable Floating Rate Notes due 2028	LYG28F	The New York Stock Exchange
5.462% Senior Callable Fixed-to-Fixed Rate Notes due 2028	LYG28E	The New York Stock Exchange
3.750% Senior Callable Fixed-to-Fixed Rate Notes due 2028	LYG28D	The New York Stock Exchange
4.550% Senior Notes due 2028	LYG28C	The New York Stock Exchange
4.375% Senior Notes due 2028	LYG28B	The New York Stock Exchange
3.574% Senior Notes due in 2028	LYG28A	The New York Stock Exchange
Senior Callable Floating Rate Notes due 2027	LYG27C	The New York Stock Exchange
5.985% Senior Callable Fixed-to-Fixed Rate Notes due 2027	LYG27B	The New York Stock Exchange
1.627% Senior Callable Fixed-to-Fixed Rate Notes due 2027	LYG27A	The New York Stock Exchange
3.750% Senior Notes due 2027	LYG27	The New York Stock Exchange
4.716% Senior Callable Fixed-to-Fixed Rate Notes due 2026	LYG26C	The New York Stock Exchange
3.511% Senior Callable Fixed-to-Fixed Rate Notes due 2026	LYG26B	The New York Stock Exchange
2.438% Senior Callable Fixed-to-Fixed Rate Notes due 2026	LYG26A	The New York Stock Exchange
4.650% Subordinated Securities due 2026	LYG26	The New York Stock Exchange
4.450% Senior Notes due 2025	LYG25A	The New York Stock Exchange
4.582% Subordinated Securities due 2025	LYG25	The New York Stock Exchange
3.500% Senior Notes due 2025	LYG/25	The New York Stock Exchange

Capitalized terms used but not defined herein have the meanings given to them in LBG’s annual report on Form 20-F for the fiscal year ended December 31, 2024 (the “2024 Annual Report”).

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Ordinary Shares
The following is a summary of the material terms of the ordinary shares and preference shares, as set forth in our Articles of Association and the material provisions of U.K. law. This description is a summary and does not purport to be complete. You are encouraged to read our Articles of Association, which are filed as an exhibit to LBG’s annual report on Form 20-F for the fiscal year ended December 31, 2021, incorporated by reference into this document (the “2021 Annual Report”).
Share Capital
As at December 31, 2024, the number of shares outstanding was as follows:

Class of Share	number (in thousands)	amount (in £m)
Ordinary shares, nominal value of 10 pence each	60,617,013	6,061.70
Preference shares, nominal value of 25 pence each	296,141	74.04
Preference shares, nominal value of 25 cents each	87	0.02[1]

Please refer to pages 171-176 of the 2021 Annual Report for a summary of the material provisions of LBG’s Articles of Association.
American Depositary Shares
Please refer to pages 7-14 of Exhibit 2(d) of the LBG’s annual report on Form 20-F for the fiscal year ended December 31, 2019 (the “2019 Annual Report”).
1 Converted based on the pound sterling/U.S. dollar exchange rate of £1/U.S.$1.2521 on December 31, 2024, as announced by the U.S. Federal Reserve Board.

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Debt Securities
Each series of notes listed on the New York Stock Exchange and set forth on the cover page to the 2024 Annual Report has been issued by LBG. Each of these series of notes was issued pursuant to an effective registration statement and a related prospectus and prospectus supplement (if applicable) setting forth the terms of the relevant series of notes.
The following table sets forth the dates of the registration statements, dates of the base prospectuses and dates of issuance for each relevant series of notes (the “Notes”).

Date of Base Prospectus	Series	Registration Statement	Date of Issuance
June 7, 2022	5.590% Senior Callable Fixed-to-Fixed Rate Notes due 2035	333-265452	November 26, 2024
June 7, 2022	5.087% Senior Callable Fixed-to-Fixed Rate Notes due 2028	333-265452	November 26, 2024
June 7, 2022	Senior Callable Floating Rate Notes due 2028	333-265452	November 26, 2024
June 7, 2022	5.721% Senior Callable Fixed-to-Fixed Rate Notes due 2030	333-265452	June 5, 2024
June 7, 2022	5.679% Senior Callable Fixed-to-Fixed Rate Notes due 2035	333-265452	January 5, 2024
June 7, 2022	5.462 % Senior Callable Fixed-to-Fixed Rate Notes due 2028	333-265452	January 5, 2024
June 7, 2022	Senior Callable Floating Rate Notes due 2028	333-265452	January 5, 2024
June 7, 2022	5.985% Senior Callable Fixed-to-Fixed Rate Notes due 2027	333-265452	August 7, 2023
June 7, 2022	Senior Callable Floating Rate Notes due 2027	333-265452	August 7, 2023
June 7, 2022	5.871% Senior Callable Fixed-to-Fixed Rate Notes due 2029	333-265452	March 6, 2023
June 7, 2022	7.953% Fixed Rate Reset Subordinated Debt Securities due 2033	333-265452	November 15, 2022
June 7, 2022	4.976% Senior Callable Fixed-to-Fixed Rate Notes due 2033	333-265452	August 11, 2022
June 7, 2022	4.716% Senior Callable Fixed-to-Fixed Rate Notes due 2026	333-265452	August 11, 2022
June 3, 2019	3.511% Senior Callable Fixed-to-Fixed Rate Notes due 2026	333-231902	March 18, 2022
June 3, 2019	3.750% Senior Callable Fixed-to-Fixed Rate Notes due 2028	333-231902	March 18, 2022
June 3, 2019	3.369% Fixed Rate Reset Subordinated Debt Securities	333-260953	December 14, 2021
June 3, 2019	1.985% Fixed Rate Reset Subordinated Debt Securities	333-231902	June 15, 2021
June 3, 2019	1.627% Senior Callable Fixed-to-Fixed Rate Notes due 2027	333-231902	March 11, 2021
June 3, 2019	2.438% Senior Callable Fixed-to-Fixed Rate Notes due 2026	333-231902	January 29, 2020
June 2, 2016	4.550% Senior Notes due 2028	333-211791	August 9, 2018
June 2, 2016	4.450% Senior Notes due 2025	333-211791	May 1, 2018
June 2, 2016	4.375% Senior Notes due 2028	333-211791	March 15, 2018
June 2, 2016	4.344% Subordinated Securities due in 2048	333-211791	January 4, 2018
June 2, 2016	3.574% Senior Notes due in 2028	333-211791	October 31, 2017
June 2, 2016	3.750% Senior Notes due 2027	333-211791	January 4, 2017
June 2, 2016	5.300% Subordinated Securities due 2045	333-214016	November 4, 2016
June 2, 2016	4.582% Subordinated Securities due 2025	333-214016	November 4, 2016
June 7, 2013	4.650% Subordinated Securities due 2026	333-189150	March 17, 2016
June 7, 2013	3.500% Senior Notes due 2025	333-189150	May 11, 2015

Each of the following descriptions of our Notes is a summary and does not purport to be complete and is qualified in its entirety by the full terms of the Notes and the relevant indenture thereto, which are available at www.sec.com. Each of the descriptions is organized by each base prospectus and includes the description of notes for each issuance thereunder. References to “accompanying prospectus” refers to the relevant base prospectus for the

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issuance. To the extent the language in the prospectus supplement modifies language in the base prospectus or there is any inconsistency between the information in the base prospectus and the prospectus supplement, the terms of the prospectus supplement govern.
A. Base Prospectus – dated June 7, 2022:
Please refer to pages 3-18 of Exhibit 2(d) of LBG’s annual report on Form 20-F for the fiscal year ended December 31, 2022 (the “2022 Annual Report”).

1. Prospectus Supplement - 5.590% Senior Callable Fixed-to-Fixed Rate Notes due 2035, 5.087% Senior Callable Fixed-to-Fixed Rate Notes due 2028 and Senior Callable Floating Rate Notes due 2028
DESCRIPTION OF THE SENIOR NOTES
In this prospectus supplement, we refer to the 2028 Fixed Rate Notes and the 2035 Fixed Rate Notes collectively as the “Fixed Rate Notes” and to the Fixed Rate Notes and Floating Rate Notes collectively as the “Senior Notes”. The following is a summary of certain terms of the Senior Notes. It supplements the description of the general terms of the debt securities of any series we may issue contained in the accompanying prospectus under the heading “Description of Debt Securities”. If there is any inconsistency between the following summary and the description in the accompanying prospectus, the following summary governs.
2028 Fixed Rate Notes
The 2028 Fixed Rate Notes will be issued in an aggregate principal amount of $1,250,000,000 and will mature on November 26, 2028. The 2028 Fixed Rate Notes bear interest at a fixed annual rate during the initial fixed rate period and at a reset annual rate during the reset fixed rate period, each as described below.
During the initial fixed rate period, interest will accrue from November 26, 2024 on the 2028 Fixed Rate Notes at a fixed rate of 5.087% per annum. Interest accrued on the Senior Notes during the initial fixed rate period will be payable semi-annually in arrears on May 26 and November 26 of each year, commencing on May 26, 2025. We refer to each such interest payment date during the initial fixed rate period as a “fixed rate interest payment date”.
During the reset fixed rate period, interest will accrue on the 2028 Fixed Rate Notes at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined herein) on the 2028 Fixed Rate Notes Reset Determination Date (as defined below), plus 85 basis points (0.850%). Interest accrued on the 2028 Fixed Rate Notes during the reset fixed rate period will be payable semi-annually in arrears on May 26, 2028 and November 26, 2028. We refer to each such interest payment date during the reset fixed rate period as a “reset rate interest payment date”, and together with the fixed rate interest payment dates, the “Fixed Rate Notes interest payment dates”.
The “initial fixed rate period” is from, and including, November 26, 2024 to, but excluding, November 26, 2027 (the “2028 Fixed Rate Notes Reset Date”) and the “reset fixed rate period” starts from, and including, the 2028 Fixed Rate Notes Reset Date to, but excluding, November 26, 2028.
The “2028 Fixed Rate Notes Reset Determination Date” will be on the second business day immediately preceding the 2028 Fixed Rate Notes Reset Date.
2035 Fixed Rate Notes
The 2035 Fixed Rate Notes will be issued in an aggregate principal amount of $1,000,000,000 and will mature on November 26, 2035. The 2035 Fixed Rate Notes bear interest at a fixed annual rate during the initial fixed rate period and at a reset annual rate during the reset fixed rate period, each as described below.

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During the initial fixed rate period, interest will accrue from November 26, 2024 on the 2035 Fixed Rate Notes at a fixed rate of 5.590% per annum. Interest accrued on the Senior Notes during the initial fixed rate period will be payable semi-annually in arrears on May 26 and November 26 of each year, commencing on May 26, 2025. We refer to each such interest payment date during the initial fixed rate period as a “fixed rate interest payment date”.
During the reset fixed rate period, interest will accrue on the 2035 Fixed Rate Notes at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined herein) on the 2035 Fixed Rate Notes Reset Determination Date (as defined below), plus 120 basis points (1.200%). Interest accrued on the 2035 Fixed Rate Notes during the reset fixed rate period will be payable semi-annually in arrears on May 26, 2035 and November 26, 2035. We refer to each such interest payment date during the reset fixed rate period as a “reset rate interest payment date”, and together with the fixed rate interest payment dates, the “Fixed Rate Notes interest payment dates”.
The “initial fixed rate period” is from, and including, November 26, 2024 to, but excluding, November 26, 2034 (the “2035 Fixed Rate Notes Reset Date”) and the “reset fixed rate period” starts from, and including, the 2035 Fixed Rate Notes Reset Date to, but excluding, November 26, 2035.
The “2035 Fixed Rate Notes Reset Determination Date” will be on the second business day immediately preceding the 2035 Fixed Rate Notes Reset Date.
Interest will be paid to holders of record of each series of the Fixed Rate Notes in respect of the principal amount thereof outstanding 15 calendar days preceding the relevant Fixed Rate Notes interest payment date, whether or not a business day. If the scheduled maturity date or date of redemption or repayment is not a business day, we may pay interest and principal on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled maturity date or date of redemption or repayment.
Initial Fixed Rate Period
Interest on the Fixed Rate Notes during the initial fixed rate period will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. If any scheduled fixed rate interest payment date, redemption date or maturity date is not a business day, we will pay interest and principal, as applicable, on the next business day, but interest on that payment will not accrue during the period from and after such scheduled fixed rate interest payment date, redemption date or maturity date.
Reset Fixed Rate Period
Interest on the Fixed Rate Notes during the reset fixed rate period will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. The interest rate for the 2028 Fixed Rate Notes during the reset fixed rate period will be reset on the 2028 Fixed Rate Notes Reset Date. The interest rate for the 2035 Fixed Rate Notes during the reset fixed rate period will be reset on the 2035 Fixed Rate Notes Reset Date. If any scheduled reset rate interest payment date, redemption date or maturity date is not a business day, we will pay interest and principal, as applicable, on the next business day, but interest on that payment will not accrue during the period from and after such scheduled reset rate interest payment date, redemption date or maturity date.
Determination of the U.S. Treasury Rate
The U.S. Treasury Rate shall be determined by The Bank of New York Mellon, London Branch as calculation agent (the “Calculation Agent”).
“U.S. Treasury Rate” means, with respect to the 2028 Fixed Rate Notes Reset Date or the 2035 Fixed Rate Notes Reset Date, as applicable, the rate per annum equal to: (1) the arithmetic average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity for the maturity of one year (“Yields”), for the five consecutive business days immediately prior to the 2028 Fixed Rate Notes Reset Determination Date or the 2035 Fixed Rate Notes Reset Determination Date, as applicable, and appearing under the caption “Treasury constant

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maturities” on the 2028 Fixed Rate Notes Reset Determination Date or the 2035 Fixed Rate Notes Reset Determination Date, as applicable, as of 5:00 p.m. (New York City time), in the applicable most recently published statistical release designated “H.15 Daily Update”, or any successor publication that is published by the Board of Governors of the Federal Reserve System that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “Treasury Constant Maturities”, for the maturity of one year; provided that if the Yield is not available through such release (or successor publication) for any relevant business day, then the arithmetic average will be determined based on the Yields for the remaining business days during the five business day period described above (provided further that if the Yield is available for only a single business day during such five business day period, the “U.S. Treasury Rate” will mean the single-day Yield for such day); or (2) if such release (or any successor release) is not published during the week immediately prior to the 2028 Fixed Rate Notes Reset Determination Date or the 2035 Fixed Rate Notes Reset Determination Date, as applicable, or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the 2028 Fixed Rate Notes Reset Date or the 2035 Fixed Rate Notes Reset Date, as applicable.
If the U.S. Treasury Rate cannot be determined, for whatever reason, as described under (1) or (2) above, “U.S. Treasury Rate” means the rate in percentage per annum as notified by the Calculation Agent to the Issuer equal to the last reported Yield on U.S. Treasury securities having a maturity of one year based on information appearing in the most recently published statistical release designated “H.15 Daily Update” (or any successor publication by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities) as of 5:00 p.m. (New York City time) on the 2028 Fixed Rate Notes Reset Determination Date or the 2035 Fixed Rate Notes Reset Determination Date, as applicable.
“Comparable Treasury Issue” means, with respect to the applicable reset fixed rate period, the U.S. Treasury security or securities selected by the Issuer with a maturity date on or about the last day of the applicable reset fixed rate period and that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in U.S. dollars and having a maturity of one year.
“Comparable Treasury Price” means, with respect to the 2028 Fixed Rate Notes Reset Date or the 2035 Fixed Rate Notes Reset Date, respectively, (i) the arithmetic average of the Reference Treasury Dealer Quotations for the 2028 Fixed Rate Notes Reset Date or the 2035 Fixed Rate Notes Reset Date, as applicable, received by the Issuer (calculated by the Calculation Agent on the 2028 Fixed Rate Notes Reset Determination Date preceding the 2028 Fixed Rate Notes Reset Date or the 2035 Fixed Rate Notes Reset Determination Date preceding the 2035 Fixed Rate Notes Reset Date, as applicable), after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are received by the Issuer, the arithmetic average of all such quotations, or (iii) if fewer than two such Reference Treasury Dealer Quotations are received by the Issuer, then such Reference Treasury Dealer Quotation as quoted in writing to the Issuer by a Reference Treasury Dealer.
“Reference Treasury Dealer” means each of up to five banks selected by the Issuer, or the affiliates of such banks, which are (i) primary U.S. Treasury securities dealers, and their respective successors, or (ii) market makers in pricing corporate bond issues denominated in U.S. dollars.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the 2028 Fixed Rate Notes Reset Date and the 2035 Fixed Rate Notes Reset Date, the bid and offered prices obtained by LBG for the applicable Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, at 11:00 a.m. (New York City time), on the 2028 Fixed Rate Notes Reset Determination Date or the 2035 Fixed Rate Notes Reset Determination Date, as applicable.
All calculations of the Calculation Agent, in the absence of manifest error, will be conclusive for all purposes and binding on the Issuer, the Trustee, the paying agent and on the holders of the Senior Notes.
All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g.,

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9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).
The interest rate on each series of the Fixed Rate Notes during the reset fixed rate period will in no event be higher than the maximum rate permitted by law or lower than 0.00% per annum.
Floating Rate Notes
    The Floating Rate Notes will be issued in an aggregate principal amount of $750,000,000 and will mature on November 26, 2028. The Floating Rate Notes bear interest at a floating rate from November 26, 2024, as described below.
    The Floating Rate Notes Interest Rate will be equal to the sum of (A) the SOFR Index Average (as defined below), as determined, with respect to each Floating Rate Notes Interest Period (as defined below), on the applicable Floating Rate Notes Interest Determination Date (as defined below), and (B) 1.060% per annum, provided that the Floating Rate Notes Interest Rate with respect to any Floating Rate Notes Interest Period shall be subject to a minimum rate per annum of 0.00% (the “Minimum Rate”), calculated on the basis of a 360-day year and the actual number of days elapsed.
    The first Floating Rate Notes interest payment date (as defined below) will fall on February 26, 2025. Thereafter, interest on the Floating Rate Notes will be paid quarterly in arrears on February 26, May 26, August 26 and November 26 of each year (together with the first Floating Rate Notes interest payment date, each a “Floating Rate Notes interest payment date”). However, if a Floating Rate Notes interest payment date would fall on a day that is not a business day, other than the interest payment date that is also a redemption date or the date of maturity, the Floating Rate Notes interest payment date will be postponed to the next succeeding day that is a business day and interest thereon will continue to accrue, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Notes interest payment date will be the immediately preceding business day. In each such case, except for the Floating Rate Notes interest payment date falling on a redemption date or the maturity date, the Floating Rate Notes Interest Periods and the Floating Rate Notes Reset Dates (as defined below) will be adjusted accordingly to calculate the amount of interest payable on the Floating Rate Notes.
The Floating Rate Notes Interest Rate will be reset on each Floating Rate Notes interest payment date (together with the initial Floating Rate Notes Reset Date, each a “Floating Rate Notes Reset Date”). However, if any Floating Rate Notes Reset Date would otherwise be a day that is not a business day, that Floating Rate Notes Reset Date will be postponed to the next succeeding day that is a business day, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Notes Reset Date will be the immediately preceding business day.
Interest will be paid to holders of record of the Floating Rate Notes in respect of the principal amount thereof outstanding 15 calendar days preceding the relevant Floating Rate Notes interest payment date, whether or not a business day. If the scheduled maturity date or date of redemption or repayment is not a business day, we may pay interest and principal on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled maturity date or date of redemption or repayment.
    The first interest period will begin on and include November 26, 2024 and will end on and exclude February 26, 2025. Thereafter, the interest periods will be the periods from and including a Floating Rate Notes interest payment date to but excluding the immediately succeeding Floating Rate Notes interest payment date (together with the initial interest period, each a “Floating Rate Notes Interest Period”). However, the final Floating Rate Notes Interest Period will be the period from and including the Floating Rate Notes interest payment date immediately preceding the maturity date to but excluding the maturity date. The Floating Rate Notes interest determination date (“Floating Rate Notes Interest Determination Date”) for each Floating Rate Interest Period will be on the fifth U.S. Government Securities Business Day (as defined below) preceding the applicable Floating Rate Notes interest payment date. If a tax redemption or Loss Absorption Disqualification Event redemption (see “Description of the Senior Notes—Tax Redemption” and “Description of the Senior Notes—Loss Absorption Disqualification Event Redemption” in this prospectus supplement) occurs, the Floating Rate Notes Interest

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Determination Date will be on the fifth U.S. Government Securities Business Day preceding such tax redemption or Loss Absorption Disqualification Event redemption date, as applicable. “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.
Calculation of Floating Rate Notes Interest Rate
The Calculation Agent for the Floating Rate Notes is The Bank of New York Mellon, London Branch or its successor appointed by LBG. The Calculation Agent will determine the Floating Rate Notes Interest Rate for each Floating Rate Notes Interest Period by reference to the SOFR Index Average on the applicable Floating Rate Notes Interest Determination Date. Promptly upon such determination, the Calculation Agent will notify LBG and the Trustee (as defined below) of the applicable Floating Rate Notes Interest Rate. Upon the request of the holder of any Floating Rate Note, the Calculation Agent will provide the Floating Rate Notes Interest Rate as determined for the most recent applicable Floating Rate Notes Interest Period.
Subject to the circumstances described under “— SOFR Discontinuation” below, the “SOFR Index Average” for each Floating Rate Notes Interest Period shall be equal to the value of the SOFR rates for each day during the relevant Floating Rate Notes Interest Period as calculated by the Calculation Agent as follows:
with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:
“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;
“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;
“SOFR IndexEnd” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the Floating Rate Notes interest payment date relating to such Floating Rate Notes Interest Period (or in the final Floating Rate Notes Interest Period, preceding the maturity date) (such date a “SOFR Index Determination Date”); and
“SOFR IndexStart” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Notes Interest Period (such date a “SOFR Index Determination Date”), and, for the initial Floating Rate Notes Interest Period, the SOFR Index value on November 19, 2024.
Subject to the circumstances described under “— SOFR Discontinuation” below, if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Floating Rate Notes Interest Period shall be calculated by the Calculation Agent on the relevant Floating Rate Notes Interest Determination Date as follows:
with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

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“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;
“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;
“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;
“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and
“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.
In connection with the SOFR provisions above, the following definitions apply:
“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service; “NY Federal Reserve” means the Federal Reserve Bank of New York;
“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR;
“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service;
“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:
(a)    the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or
(b)    if the rate specified in (a) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website;
“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day; and
“SOFR Observation Period” means, in respect of each Floating Rate Notes Interest Period, the period from (and including) the fifth U.S. Government Securities Business Day preceding the first date in such Floating Rate Notes Interest Period to (but excluding) the fifth U.S. Government Securities Business Day preceding the Floating Rate Notes interest payment date (or in the final Floating Rate Notes Interest Period, preceding the maturity date) for such Floating Rate Notes Interest Period.
SOFR Discontinuation
Notwithstanding the provisions described under “—Calculation of Floating Rate Notes Interest Rate” above, if a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date occurs when any Floating Rate Notes Interest Rate (or any component part thereof) remains to be determined by reference to the SOFR Benchmark

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in respect of the Floating Rate Notes, then LBG (or its designee) may, at its sole discretion, appoint and consult with an Independent Adviser, as soon as reasonably practicable, with a view to LBG (or its designee) determining a SOFR Benchmark Replacement and the applicable SOFR Benchmark Replacement Adjustment Spread and any other amendments to the terms of the Floating Rate Notes, in accordance with the provisions below.
In the absence of fraud, LBG (or its designee) and any Independent Adviser appointed pursuant to this section “— SOFR Discontinuation”, as applicable, shall have no liability whatsoever to LBG, the Trustee (as defined below), the Calculation Agent, any paying agent or the holders of the Floating Rate Notes for any determination made by it or for any advice given to LBG (or its designee) in connection with any determination made by LBG (or its designee) pursuant to this section “— SOFR Discontinuation”.
If LBG (or its designee) has not appointed an Independent Adviser in accordance with this section “— SOFR Discontinuation”, LBG (or its designee) may still make any determinations and/or any amendments contemplated by and in accordance with this section “— SOFR Discontinuation” (with the relevant provisions in this section applying mutatis mutandis to allow such determinations or amendments to be made by LBG (or its designee) without consultation with an Independent Adviser). Any determination, decision or election that may be made by LBG (or its designee) pursuant to this section “— SOFR Discontinuation”, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in LBG’s (or its designee’s) sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the Floating Rate Notes, shall become effective without consent from the holders of the Floating Rate Notes or any other party.
Subject to the paragraph below, if LBG (or its designee), following consultation with its Independent Adviser, no later than three business days prior to the Floating Rate Notes Interest Determination Date relating to the next Floating Rate Notes Interest Period (the “Determination Cut-off Date”) determines the SOFR Benchmark Replacement for the purposes of determining the Floating Rate Notes Interest Rate for all future Floating Rate Notes Interest Periods (subject to the subsequent operation of this section “— SOFR Discontinuation” during any other future Floating Rate Notes Interest Periods), then such SOFR Benchmark Replacement shall be the SOFR Benchmark for all future Floating Rate Notes Interest Periods (subject to the subsequent operation of this section during any other future Floating Rate Notes Interest Period(s)).
Notwithstanding the above paragraph, if LBG (or its designee), following consultation with its Independent Adviser, determines prior to the Determination Cut-off Date that no SOFR Benchmark Replacement exists then the relevant Floating Rate Notes Interest Rate shall be determined using the SOFR Benchmark last displayed on the relevant page prior to the relevant Floating Rate Notes Interest Determination Date. This paragraph shall apply to the relevant Floating Rate Notes Interest Period only. Any subsequent Floating Rate Notes Interest Period(s) shall be subject to the subsequent operation of, and adjustment as provided in, this section “— SOFR Discontinuation”.
Promptly following the determination of the SOFR Benchmark Replacement as described in this section “— SOFR Discontinuation”, LBG (or its designee) shall give notice thereof pursuant to this section to the Trustee, the Calculation Agent, any paying agents and the holders of the Floating Rate Notes. For the avoidance of doubt, neither the Trustee, the Calculation Agent nor any paying agents shall have any responsibility for making such determination.
Subject to receipt of notice pursuant to the above paragraph, the Trustee, the Calculation Agent and any paying agents shall, at the direction and expense of LBG, effect such waivers and consequential amendments to the terms and conditions of the Floating Rate Notes, the Indenture and any other document as LBG (or its designee), following consultation with its Independent Adviser, determines may be required to give effect to any application of this section “— SOFR Discontinuation”, including, but not limited to:
(i)    changes to the terms and conditions of the Floating Rate Notes which LBG (or its designee), following consultation with its Independent Adviser, determines may be required in order to follow market practice (determined according to factors including, but not limited to, public statements, opinions and publications of industry bodies and organizations) in relation to such SOFR Benchmark Replacement, including, but not limited to

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(A) the business day, business day convention, day count fraction, Floating Rate Notes Interest Determination Date and/or any relevant time applicable to the Floating Rate Notes and (B) the method for determining the fallback to the Floating Rate Notes Interest Rate if such SOFR Benchmark Replacement is not available; and
(ii)    any other changes which LBG (or its designee), following consultation with its Independent Adviser, determines are reasonably necessary to ensure the proper operation and comparability to the SOFR Benchmark of such SOFR Benchmark Replacement, which changes shall apply to the Floating Rate Notes for all future Floating Rate Notes Interest Periods (subject to the subsequent operation of this section “— SOFR Discontinuation”). None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by LBG (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to this section “— SOFR Discontinuation” or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.
No consent of the holders of the Floating Rate Notes shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in this section or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by LBG (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).
By its acquisition of the Floating Rate Notes, each holder and beneficial owner of the Floating Rate Notes and each subsequent holder and beneficial owner acknowledges, accepts, agrees to be bound by, and consents to, LBG’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by this section “— SOFR Discontinuation”, and to any amendment or alteration of the terms and conditions of the Floating Rate Notes, including an amendment of the amount of interest due on the Floating Rate Notes, as may be required in order to give effect to this section “— SOFR Discontinuation”, without the need for any further consent from the holders of the Floating Rate Notes. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of this section “— SOFR Discontinuation”.
By its acquisition of the Floating Rate Notes, each holder and beneficial owner of the Floating Rate Notes and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent nor any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with this section “— SOFR Discontinuation” or any losses suffered in connection therewith.
Notwithstanding any other provision of this section “— SOFR Discontinuation”, no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Floating Rate Notes be made, if and to the extent that, in the determination of LBG , the same could reasonably be expected to result in the exclusion of the Floating Rate Notes (in whole or in part) from LBG’s and/or its subsidiaries’ minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to LBG and/or its subsidiaries and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.
“Corresponding Tenor” with respect to a SOFR Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current SOFR Benchmark;
“Independent Adviser” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed by LBG under this section “— SOFR Discontinuation”;
“ISDA” means the International Swaps and Derivatives Association, Inc. or any successor;

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“ISDA Definitions” means the 2006 ISDA Definitions, as published by ISDA, as amended, supplemented or replaced from time to time;
“ISDA Fallback Rate” means the rate to be effective upon the occurrence of a SOFR Index Cessation Event according to (and as defined in) the ISDA Definitions, where such rate may have been adjusted for an overnight tenor, but without giving effect to any additional spread adjustment to be applied according to such ISDA Definitions;
“ISDA Spread Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that shall have been selected by ISDA as the spread adjustment that would apply to the ISDA Fallback Rate;
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the NY Federal Reserve or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the NY Federal Reserve, or any successor.
“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement;
“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):
(1)    a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);
(2)    a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or
(3)    a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative;
“SOFR Benchmark Replacement” means the first alternative set forth in the order below that can be determined by LBG, following consultation with its Independent Adviser:
(a)    the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current SOFR Benchmark for the applicable Corresponding Tenor and (b) the SOFR Benchmark Replacement Adjustment;
(b)    the sum of (a) the ISDA Fallback Rate and (b) the SOFR Benchmark Replacement Adjustment; or
(c)    the sum of (a) the alternate rate that has been selected by LBG, in consultation with the Independent Adviser, as the replacement for the then-current SOFR Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate as a replacement for the then-current SOFR Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the SOFR Benchmark Replacement Adjustment;

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“SOFR Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by LBG, following consultation with its Independent Adviser:
(a)    the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted SOFR Benchmark Replacement;
(b)    if the applicable Unadjusted SOFR Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Spread Adjustment;
(c)    the spread adjustment (which may be a positive or negative value or zero) determined by LBG, following consultation with its Independent Adviser, giving due consideration to any industry accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current SOFR Benchmark with the applicable Unadjusted SOFR Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time;
“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):
(1)    in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or
(2)    in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein; and
“Unadjusted SOFR Benchmark Replacement” means the SOFR Benchmark Replacement excluding the applicable SOFR Benchmark Replacement Adjustment.
General
The Senior Notes will constitute our direct, unconditional, unsecured and unsubordinated obligations ranking pari passu and without any preference among themselves and at least pari passu, with all of our other outstanding unsecured and unsubordinated obligations, present and future, subject to such exceptions as may be provided by mandatory provisions of applicable law.
Each of the 2028 Fixed Rate Notes, the 2035 Fixed Rate Notes and the Floating Rate Notes will constitute a separate series of senior debt securities issued under an indenture dated as of July 6, 2010, as amended by the First Supplemental Indenture dated as of July 6, 2016 (the “Senior Indenture”) between us as Issuer and The Bank of New York Mellon, acting through its London Branch, as trustee (the “Trustee”), as supplemented by a Twentieth Supplemental Indenture to be dated as of November 26, 2024 (the “Twentieth Supplemental Indenture” and, together with the Senior Indenture, the “Indenture”) between us as Issuer and the Trustee, The Bank of New York Mellon, London Branch as paying agent and The Bank of New York Mellon SA/NV, Dublin Branch, as senior debt security registrar. Book-entry interests in the Senior Notes will be issued in minimum denominations of $200,000 and in integral multiples of $1,000 in excess thereof.
The Bank of New York Mellon, London Branch is designated as the paying agent. We may at any time designate additional paying agents or rescind the designation of paying agents or approve a change in the office through which any paying agent acts.
We will issue the Senior Notes in fully registered form. Each series of Senior Notes will be represented by one or more global securities in the name of a nominee of The Depository Trust Company (the “DTC”). You will hold beneficial interest in the Senior Notes through the DTC and its participants. The Underwriters expect to deliver the Senior Notes through the facilities of the DTC on November 26, 2024. For a more detailed summary of the form of the Senior Notes and settlement and clearance arrangements, you should read “Description of Certain Provisions

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Relating to Debt Securities and Capital Securities—Form of Debt Securities and Capital Securities; Book-Entry System” in the accompanying prospectus. Indirect holders trading their beneficial interests in the Senior Notes through the DTC must trade in the DTC’s same-day funds settlement system and pay in immediately available funds. Secondary market trading will occur in the ordinary way following the applicable rules and operating procedures of Euroclear and Clearstream Luxembourg.
Definitive debt securities will only be issued in limited circumstances described under “Description of Certain Provisions Relating to Debt Securities and Capital Securities—Form of Debt Securities and Capital Securities; Book-Entry System” in the accompanying prospectus.
Payment of principal of and interest on the Senior Notes, so long as the Senior Notes are represented by global securities, will be made in immediately available funds. Beneficial interests in the global securities will trade in the same-day funds settlement system of the DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.
A “business day” means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York or in the City of London.
All payments in respect of the Senior Notes by us or our paying agent will be made subject to any deduction or withholding that may be imposed or levied by any jurisdiction. Except as provided under “—Payment of Additional Amounts” below, no additional amounts will be paid on the Senior Notes with respect to any such amounts withheld. For the avoidance of doubt, notwithstanding anything to the contrary herein, if by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471-1474 of the U.S. Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement, any of us, the Trustee, our paying agent or another withholding agent deducts and withholds from any amount payable on, or in respect of, the Senior Notes, the amounts so deducted or withheld shall be treated as having been paid to the holder of the Senior Notes, and no additional amounts will be paid on account of any such deduction or withholding. Neither we, the Trustee nor our paying agent shall have any liability in connection with our compliance with any such withholding obligation under applicable law.
Optional Redemption
On at least 5 business days’ but no more than 30 business days’ prior written notice delivered to the registered holders of a series of Senior Notes, we may, in our sole discretion (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission) redeem that series of Senior Notes, in whole, but not in part, on November 26, 2027 for the 2028 Fixed Rate Notes and the Floating Rate Notes and, in whole, but not in part, on November 26, 2034 for the 2035 Fixed Rate Notes, at a redemption price equal to 100% of the principal amount of such series of Senior Notes plus any accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption (the “redemption date”).
Agreement with Respect to the Exercise of U.K. Bail-in Power
Notwithstanding any other agreements, arrangements, or understandings between us and any holder or beneficial owner of the Senior Notes, by purchasing or acquiring the Senior Notes, each holder (including each beneficial owner) of the Senior Notes acknowledges, accepts, agrees to be bound by and consents to the exercise of any U.K. bail-in power (as defined below) by the relevant U.K. resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Senior Notes; (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Senior Notes into shares or other securities or other obligations of LBG or another person (and the issue to or conferral on the holder of such shares, securities or obligations, including by means of amendment, modification or variation of the terms of the Senior Notes); and/or (iii) the amendment or alteration of the maturity of the Senior Notes, or amendment of the amount of

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interest due on the Senior Notes, or the dates on which interest becomes payable, including by suspending payment for a temporary period; any U.K. bail-in power may be exercised by means of variation of the terms of the Senior Notes solely to give effect to the exercise by the relevant U.K. resolution authority of such U.K. bail-in power. With respect to (i), (ii) and (iii) above, references to principal and interest shall include payments of principal and interest that have become due and payable (including principal that has become due and payable at the maturity date), but which have not been paid, prior to the exercise of any U.K. bail-in power. Each holder and each beneficial owner of the Senior Notes further acknowledges and agrees that the rights of the holders and/or beneficial owners under the Senior Notes are subject to, and will be varied, if necessary, solely to give effect to, the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. For these purposes, a “U.K. bail-in power” is any write-down, conversion, transfer, modification, moratorium and/or suspension power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of financial holding companies, mixed financial holding companies, banks, banking group companies, credit institutions and/or investment firms incorporated in the United Kingdom in effect and applicable in the United Kingdom to LBG or other members of the Group, including but not limited to any such laws, regulations, rules or requirements which are implemented, adopted or enacted in the United Kingdom within the context of the U.K. resolution regime under the Banking Act 2009 as the same has been or may be amended from time to time (whether pursuant to the U.K. Financial Services (Banking Reform) Act 2013, secondary legislation or otherwise) (the “Banking Act”) and/or the Loss Absorption Regulations, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, canceled, modified, transferred and/or converted into shares or other securities or obligations of the obligor or any other person (or suspended for a temporary period) or pursuant to which any right in a contract governing such obligations may be deemed to have been exercised. A reference to the “relevant U.K. resolution authority” is to any authority with the ability to exercise a U.K. bail-in power.
According to the principles contained in the Banking Act, we expect that the relevant U.K. resolution authority would exercise its U.K. bail-in power in respect of the Senior Notes having regard to the hierarchy of creditor claims (with the exception of excluded liabilities, as such term is described in the Banking Act) and that the holders of the Senior Notes would be treated equally in respect of the exercise of any U.K. bail-in power with all other claims that would rank pari passu with the Senior Notes upon an insolvency of LBG.
No repayment of the principal amount of the Senior Notes or payment of interest on the Senior Notes shall become due and payable after the exercise of any U.K. bail-in power by the relevant U.K. resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by us under the laws and regulations of the United Kingdom applicable to us or other members of the Group. See also “Risk Factors― Under the terms of the Senior Notes, you have agreed to be bound by the exercise of any U.K. bail-in power imposed by the relevant U.K. resolution authority”.
LBG’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Senior Indenture (as supplemented by the Twentieth Supplemental Indenture) shall survive the exercise of the U.K. Bail-in Power by the relevant U.K. resolution authority with respect to the Senior Notes.
By purchasing or acquiring Senior Notes, each holder and each beneficial owner of the Senior Notes: (i) acknowledges and agrees that the exercise of the U.K. bail-in power by the relevant U.K. resolution authority in respect of the Senior Notes shall not give rise to a default or an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act (the “TIA”); (ii) to the extent permitted by the TIA, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes; and (iii) acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from holders or beneficial owners of the Senior Notes under Section 5.12 (Control by Holders) of the Senior Indenture, and (b) neither the Senior Indenture nor the Twentieth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Senior Notes remain outstanding (for

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example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of such Senior Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to such Senior Notes following such completion to the extent that LBG and the Trustee agree pursuant to a supplemental indenture or an amendment to the Indenture, unless LBG and the Trustee agree in writing that a supplemental indenture is not necessary.
By purchasing or acquiring the Senior Notes, each holder and each beneficial owner shall be deemed to have (i) consented to the exercise of any U.K. bail-in power as it may be imposed without any prior notice by the relevant U.K. resolution authority of its decision to exercise such power with respect to the Senior Notes and (ii) authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Senior Notes to take any and all necessary action, if required, to implement the exercise of any U.K. bail-in power with respect to the Senior Notes as it may be imposed, without any further action or direction on the part of such holder or beneficial owner or the Trustee.
Upon the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes, we shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. bail-in power for purposes of notifying holders and beneficial owners of such occurrence. We shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by us in delivering the notices referred to in this paragraph shall not affect the validity and enforceability of the U.K. bail-in power.
For a discussion of certain risk factors relating to the U.K. bail-in power, see “Risk Factors—Risks relating to the Senior Notes”.
Events of Default; Default; Limitation of Remedies
Events of Default
An “Event of Default” with respect to a series of Senior Notes shall result if:
a court of competent jurisdiction makes an order which is not successfully appealed within 30 days; or
an effective shareholders’ resolution is validly adopted,
for the winding-up of LBG, other than under or in connection with a scheme of amalgamation or reconstruction not involving a bankruptcy or insolvency.
If an Event of Default occurs, the Trustee or the holder or holders of at least 25% in aggregate principal amount of the outstanding notes of such series of Senior Notes may declare to be due and payable immediately in accordance with the terms of the Indenture the principal amount of, and any accrued but unpaid interest, and any Additional Amounts (as defined below), on the Senior Notes of that series. However, after this declaration but before the Trustee obtains a judgment or decree for payment of money due, the holder or holders of a majority in aggregate principal amount of the outstanding notes of such series of Senior Notes may rescind the declaration of acceleration and its consequences, but only if all Events of Default have been remedied and all payments due, other than those due as a result of acceleration, in respect of such series of Senior Notes have been made.
Defaults
A “Default” with respect to a series of Senior Notes shall result if:
any installment of interest in respect of the Senior Notes of such series is not paid on or before its interest payment date and such failure continues for 14 days; or
all or any part of the principal of the Senior Notes of such series is not paid when it otherwise becomes due and payable, whether upon redemption or otherwise, and such failure continues for seven days.

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If a Default occurs with respect to a series of Senior Notes, the Trustee may commence a proceeding for the winding-up of LBG, provided that the Trustee may not (except in such winding-up, in accordance with “Events of Default” above) declare the principal amount of, or any other amount in respect of, the outstanding Senior Notes of any series to be due and payable.
However, a failure to make any payment on a series of Senior Notes shall not be a Default if it is withheld or refused in order to comply with any applicable fiscal or other law or regulation or order of any court of competent jurisdiction and LBG delivers a written opinion of legal advisors, who may be an employee of, or legal advisors for, LBG or other legal advisors, such opinion to be acceptable to the Trustee (“Opinion of Counsel”), to the Trustee with that conclusion, at any time before the expiry of the applicable 14 day or seven day period by independent legal advisers, provided, however, that the Trustee may by notice to LBG require it to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case LBG will forthwith take and expeditiously proceed with such action and will be bound by any final resolution of the doubt resulting therefrom. If any such action results in a determination that the relevant payment can be made without violating any applicable law, regulation or order then such payment will become due and payable on the expiration of 14 days (in the case of a Default in respect of a payment of interest) or seven days (in the case of a Default in respect of a payment of principal) after the Trustee gives written notice to LBG informing it of such resolution.
During the continuance of an Event of Default, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of holders of such series of Senior Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted therein, or to enforce any other legal or equitable right vested in the Trustee by the Indenture or by law, provided, however, that LBG shall not, as a result of the bringing of such judicial proceedings, be required to pay any amount representing or measured by reference to the principal of, or any interest on, the Senior Notes of such series prior to any date on which the principal of, or any interest on, the Senior Notes of such series would have otherwise been payable by LBG.
Notwithstanding any contrary provisions, nothing shall impair the right of a holder, absent the holder’s consent, to sue for any payments due but unpaid with respect to such series of Senior Notes.
General
The holder or holders of not less than a majority in aggregate principal amount of the outstanding Senior Notes may waive any past Event of Default or Default in respect of such series, except an Event of Default or Default in respect of the payment of interest, if any, or principal of (or premium, if any) or payments on any Senior Note of such series or a covenant or provision of the Indenture which cannot be modified or amended without the consent of each holder of the Senior Notes of such series.
Subject to the provisions of the Indenture relating to the duties of the Trustee, if an Event of Default or a Default occurs, the Trustee will be under no obligation to take direction from any holder or holders of such series of Senior Notes, unless they have offered reasonable indemnity to the Trustee. Subject to the Indenture provisions for the indemnification of the Trustee, the holder or holders of a majority in aggregate principal amount of the outstanding Senior Notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, if the direction is not in conflict with any rule of law or with the Indenture and does not expose the Trustee to undue risk and the action would not be unjustly prejudicial to the holder or holders of the Senior Notes not taking part in that direction. The Trustee may take any other action that it deems proper which is not inconsistent with that direction.
The Indenture provides that the Trustee will, within 90 days after the occurrence of an Event of Default or a Default, give to each holder of a series of Senior Notes notice of the Event of Default or Default known to it, unless the Event of Default or Default, has been cured or waived in respect of such series. However, the Trustee shall be protected in withholding notice if it determines in good faith that withholding notice is in the interest of the holders.

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We are required to furnish to the Trustee a statement as to our compliance with all conditions and covenants under the Indenture (i) annually, and (ii) within five business days of a written request from the Trustee.
Additional Issuances
We may, without the consent of the holders of a series of Senior Notes, issue additional notes having the same ranking and same interest rate, maturity date, redemption terms and other terms as such series of Senior Notes described in this prospectus supplement except for the price to the public, issue date and first interest payment date, provided however that such additional notes that form part of any series of Senior Notes described in this prospectus supplement must be fungible with the outstanding Senior Notes of that series for U.S. federal income tax purposes. Any such additional notes, together with the Senior Notes offered by this prospectus supplement, will constitute a single series of securities under the Indenture. There is no limitation on the amount of Senior Notes or other debt securities that we may issue under such indenture.
Tax Redemption
In addition to our right to redeem each series of Senior Notes described above under “—Optional Redemption”, we may (subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission) redeem Senior Notes of any series in whole but not in part if we determine that as a result of a change in or amendment to the laws or regulations of the United Kingdom or any political subdivision thereof or authority thereof that has the power to tax (a “U.K. taxing jurisdiction”) (including any treaty to which such U.K. taxing jurisdiction is a party), or any change in the application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective or applicable on or after November 26, 2024:
•in making any payments on the Senior Notes of the relevant series, we have paid or will or would on the next payment date be required to pay additional amounts;
•payments on the next payment date in respect of the Senior Notes of the relevant series would be treated as “distributions” within the meaning of Chapter 2 Part 23 of the Corporation Tax Act 2010 of the United Kingdom, or any statutory modification or re-enactment of such Act; or
•on the next payment date we would not be entitled to claim a deduction in respect of the payments in computing our U.K. taxation liabilities, or the value of the deduction to us would be materially reduced.
In the event of such a redemption, the redemption price of the Senior Notes of the relevant series will be 100% of their principal amount together with any accrued but unpaid interest to the date of redemption.
If we elect to redeem the Senior Notes of any series in accordance with this subsection, they will cease to accrue interest from the redemption date, unless there is a failure to pay the redemption price on the payment date. The circumstances in which we may redeem the Senior Notes of any series and the applicable procedures are described further in the accompanying prospectus under “Description of Debt Securities—Redemption of Senior Debt Securities”.
Loss Absorption Disqualification Event Redemption
We may, at our option (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission), having given not less than 15 nor more than 30 days’ notice to holders, redeem all but not some only of a series of Senior Notes outstanding at any time at 100% of their principal amount together with any accrued but unpaid interest to the date of redemption, if immediately prior to the giving of the notice referred to above, we notify the Trustee that a Loss Absorption Disqualification Event has occurred.
A “Loss Absorption Disqualification Event” shall be deemed to have occurred with respect to each series of Senior Notes if, as a result of any amendment to, or change in, the Loss Absorption Regulations, or any change in the application or official interpretation of the Loss Absorption Regulations, in any such case becoming effective on

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or after the issue date of the first tranche of the Senior Notes, such Senior Notes are or (in our opinion or the opinion of the Relevant Regulator and/or the relevant U.K. resolution authority) are likely to be fully or partially excluded from LBG’s or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to LBG and/or the Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of the Senior Notes from the relevant minimum requirement(s) is due to the remaining maturity of the Senior Notes being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to LBG and/or the Group on the issue date of the first tranche of the Senior Notes.
“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of the United Kingdom, the Relevant Regulator, the relevant U.K. resolution authority and/or the Financial Stability Board then applicable in the United Kingdom including, without limitation to the generality of the foregoing, any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted or applied by the Relevant Regulator and/or the relevant U.K. resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to LBG or to the Group).
Conditions to redemption and purchase, etc.
Any redemption or purchase of a series of Senior Notes (other than redemption on the relevant maturity date), and any modification to the terms of a series of Senior Notes or any indenture relating thereto, is subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission therefor and otherwise to compliance with the Loss Absorption Regulations if and to the extent then required thereunder.
“Relevant Regulator” means the relevant U.K. resolution authority or such other governmental authority in the United Kingdom (or if LBG becomes domiciled in a jurisdiction other than the United Kingdom, in such other jurisdiction) having primary supervisory authority with respect to LBG and/or the Group with respect to prudential and/or resolution matters, as the case may be.
Payment of Additional Amounts
Amounts to be paid on the Senior Notes will be made without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, or fees imposed, levied, collected, withheld or assessed by or on behalf of a U.K. taxing jurisdiction, unless such deduction or withholding is required by law. If at any time a U.K. taxing jurisdiction requires us to make such deduction or withholding, we will pay additional amounts with respect to interest only on the Senior Notes (“Additional Amounts”) that are necessary in order that the net amounts of interest paid to the holders of the Senior Notes, after the deduction or withholding, shall equal the amounts of interest only which would have been payable on the Senior Notes if the deduction or withholding had not been required. However, this will not apply to any such amount that would not have been payable or due but for the fact that:
•the holder or the beneficial owner of the relevant Senior Notes is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, a U.K. taxing jurisdiction or otherwise having some connection with the U.K. taxing jurisdiction other than the holding or ownership of the relevant Senior Note, or the collection of any payment of, or in respect of, principal of, or any interest or other payment on, the relevant Senior Note;
•except in the case of a winding up in the United Kingdom, the relevant Senior Notes are presented (where presentation is required) for payment in the United Kingdom;

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•the relevant Senior Notes are presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the holder would have been entitled to the Additional Amounts on presenting the Senior Notes for payment at the close of that 30 day period;
•the holder or the beneficial owner of the relevant Senior Notes or the beneficial owner of any payment of or in respect of principal of, or any interest or other payment on, the relevant Senior Notes failed to comply with a request by us or our liquidator or other authorized person addressed to the holder to provide information concerning the nationality, residence or identity of the holder or the beneficial owner or to make any declaration or other similar claim to satisfy any requirement, which is required or imposed by a statute, treaty, regulation or administrative practice of a U.K. taxing jurisdiction as a precondition to exemption from all or part of the tax, levy, impost, duty, charge or fee;
•the deduction or withholding is imposed by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471- 1474 of the US Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement; or
•any combination of the above items,
nor shall Additional Amounts be paid with respect to any interest only on the Senior Notes to any holder who is a fiduciary or partnership or any person other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any taxing jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.
Whenever we refer in this prospectus supplement, in any context, to the payment of interest on, or in respect of, any Senior Note, we mean to include the payment of Additional Amounts to the extent that, in the context, Additional Amounts are, were or would be payable.
Waiver of Right to Set-Off
Subject to applicable law, no holder may exercise or claim any right of set-off, counterclaim, combination of accounts, compensation or retention in respect of any amount owed to it by LBG arising under or in connection with the Senior Notes. By accepting a Senior Note, each holder will be deemed to have waived any right of set-off, counterclaim, combination of accounts, compensation or retention with respect to such Senior Note or the Indenture (or between our obligations under or in respect of any Senior Note and any liability owed by a holder or the Trustee to us) that they might otherwise have against us, whether before or during our winding up. Notwithstanding the provisions of the foregoing sentence, if any of the said rights and claims of any holder of any Senior Note against LBG is discharged by set-off, counterclaim, combination of accounts, compensation or retention, such holder will immediately pay an amount equal to the amount of such discharge to LBG (or, in the event of winding-up or administration of LBG, the liquidator or, as applicable, the administrator of LBG) and accordingly such discharge will be deemed not to have taken place.
Trustee; Direction of Trustee
LBG’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Senior Indenture (as supplemented by the Twentieth Supplemental Indenture) shall survive the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes and the Indenture.
By purchasing or acquiring the Senior Notes, each holder (including each beneficial owner) of the Senior Notes acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from holders or beneficial owners of the Senior Notes under Section 5.12 (Control by Holders) of the Senior Indenture, and (b) neither the Senior Indenture nor the

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Twentieth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Senior Notes remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of such Senior Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to such Senior Notes following such completion to the extent that LBG and the Trustee agree pursuant to a supplemental indenture or an amendment to the Indenture, unless LBG and the Trustee agree in writing that a supplemental indenture is not necessary.
In addition to the foregoing, the Trustee may decline to act or accept direction from holders unless it receives written direction from holders representing a majority in aggregate principal amount of the Senior Notes and security and/or indemnity satisfactory to the Trustee in its sole discretion. The Indenture shall not be deemed to require the Trustee to take any action which may conflict with applicable law, or which may be unjustly prejudicial to the holders not taking part in the direction, or which could subject the Trustee to risk or for which it is not indemnified to its satisfaction in its sole discretion.
The Trustee makes no representations regarding, and shall not be liable with respect to, the information set forth in this prospectus supplement.
Subsequent Holders’ Agreement
Holders and beneficial owners of the Senior Notes that acquire the Senior Notes in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the holders and beneficial owners of the Senior Notes that acquire the Senior Notes upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Senior Notes including in relation to the U.K. bail-in power.
Listing
We intend to apply for the listing of each series of Senior Notes on the New York Stock Exchange in accordance with its rules.
Governing Law
The Senior Indenture, the Twentieth Supplemental Indenture and the Senior Notes are governed by, and construed in accordance with, the laws of the State of New York, except that, as the Indenture specifies, the provisions relating to the waiver of set-off in the Indenture are governed by and construed in accordance with Scots law.

2. Prospectus Supplement - 5.721% Senior Callable Fixed-to-Fixed Rate Notes due 2030
DESCRIPTION OF THE SENIOR NOTES
The following is a summary of certain terms of the Senior Notes. It supplements the description of the general terms of the debt securities of any series we may issue contained in the accompanying prospectus under the heading “Description of Debt Securities”. If there is any inconsistency between the following summary and the description in the accompanying prospectus, the following summary governs.
The Senior Notes will be issued in an aggregate principal amount of $1,500,000,000 and will mature on June 5, 2030. The Senior Notes bear interest at a fixed annual rate during the initial fixed rate period and at a reset annual rate during the reset fixed rate period, each as described below.

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During the initial fixed rate period, interest will accrue from June 5, 2024 on the Senior Notes at a fixed rate of 5.721% per annum. Interest accrued on the Senior Notes during the initial fixed rate period will be payable semi-annually in arrears on June 5 and December 5 of each year, commencing on December 5, 2024. We refer to each such interest payment date during the initial fixed rate period as a “fixed rate interest payment date”.
During the reset fixed rate period, interest will accrue on the Senior Notes at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined herein) on the Reset Determination Date (as defined below), plus 107 basis points (1.070%). Interest accrued on the Senior Notes during the reset fixed rate period will be payable semi-annually in arrears on December 5, 2029 and June 5, 2030. We refer to each such interest payment date during the reset fixed rate period as a “reset rate interest payment date”, and together with the fixed rate interest payment dates, the “interest payment dates”.
The “initial fixed rate period” is from, and including, June 5, 2024 to, but excluding, June 5, 2029 (the “Reset Date”) and the “reset fixed rate period” starts from, and including, the Reset Date to, but excluding, June 5, 2030.
The “Reset Determination Date” will be on the second business day immediately preceding the Reset Date.
Interest will be paid to holders of record of the Senior Notes in respect of the principal amount thereof outstanding 15 calendar days preceding the relevant interest payment date, whether or not a business day. If the scheduled maturity date or date of redemption or repayment is not a business day, we may pay interest and principal on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled maturity date or date of redemption or repayment.
Initial Fixed Rate Period
Interest on the Senior Notes during the initial fixed rate period will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. If any scheduled fixed rate interest payment date is not a business day, we will pay interest on the next business day, but interest on that payment will not accrue during the period from and after such scheduled fixed rate interest payment date.
Reset Fixed Rate Period
Interest on the Senior Notes during the reset fixed rate period will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. The interest rate for the Senior Notes during the reset fixed rate period will be reset on the Reset Date. If any scheduled reset rate interest payment date is not a business day, we will pay interest on the next business day, but interest on that payment will not accrue during the period from and after such scheduled reset rate interest payment date.
Determination of the U.S. Treasury Rate
The U.S. Treasury Rate shall be determined by The Bank of New York Mellon, London Branch as calculation agent (the “Calculation Agent”).
“U.S. Treasury Rate” means the rate per annum equal to: (1) the arithmetic average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity for the maturity of one year (“Yields”), for the five consecutive business days immediately prior to the Reset Determination Date, and appearing under the caption “Treasury constant maturities” on the Reset Determination Date, as of 5:00 p.m. (New York City time), in the applicable most recently published statistical release designated “H.15 Daily Update”, or any successor publication that is published by the Board of Governors of the Federal Reserve System that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “Treasury Constant Maturities”, for the maturity of one year; provided that if the Yield is not available through such release (or successor publication) for any relevant business day, then the arithmetic average will be determined based on the Yields for the remaining business days during the five business day period described above (provided further that if the Yield is available for only a single business day during such five business day period, the “U.S. Treasury Rate” will mean the single-day

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Yield for such day); or (2) if such release (or any successor release) is not published during the week immediately prior to the Reset Determination Date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Reset Date.
If the U.S. Treasury Rate cannot be determined, for whatever reason, as described under (1) or (2) above, “U.S. Treasury Rate” means the rate in percentage per annum as notified by the Calculation Agent to the Issuer equal to the last reported Yield on U.S. Treasury securities having a maturity of one year based on information appearing in the most recently published statistical release designated “H.15 Daily Update” (or any successor publication by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities) as of 5:00 p.m. (New York City time) on the Reset Determination Date.
“Comparable Treasury Issue” means, with respect to the reset fixed rate period, the U.S. Treasury security or securities selected by the Issuer with a maturity date on or about the last day of the reset fixed rate period and that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in U.S. dollars and having a maturity of one year.
“Comparable Treasury Price” means (i) the arithmetic average of the Reference Treasury Dealer Quotations for the Reset Date, received by the Issuer (calculated by the Calculation Agent on the Reset Determination Date preceding the Reset Date), after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are received by the Issuer, the arithmetic average of all such quotations, or (iii) if fewer than two such Reference Treasury Dealer Quotations are received by the Issuer, then such Reference Treasury Dealer Quotation as quoted in writing to the Issuer by a Reference Treasury Dealer.
“Reference Treasury Dealer” means each of up to five banks selected by the Issuer, or the affiliates of such banks, which are (i) primary U.S. Treasury securities dealers, and their respective successors, or (ii) market makers in pricing corporate bond issues denominated in U.S. dollars.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the Reset Date, the bid and offered prices obtained by LBG for the applicable Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, at 11:00 a.m. (New York City time), on the Reset Determination Date.
All calculations of the Calculation Agent, in the absence of manifest error, will be conclusive for all purposes and binding on the Issuer, the Trustee, the paying agent and on the holders of the Senior Notes.
All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).
The interest rate on the Senior Notes during the reset fixed rate period will in no event be higher than the maximum rate permitted by law or lower than 0.00% per annum.
General
The Senior Notes will constitute our direct, unconditional, unsecured and unsubordinated obligations ranking pari passu and without any preference among themselves and at least pari passu, with all of our other outstanding unsecured and unsubordinated obligations, present and future, subject to such exceptions as may be provided by mandatory provisions of applicable law.
The Senior Notes will constitute a separate series of senior debt securities issued under an indenture dated as of July 6, 2010, as amended by the First Supplemental Indenture dated as of July 6, 2016 (the “Senior Indenture”) between us as Issuer and The Bank of New York Mellon, acting through its London Branch, as trustee (the “Trustee”), as amended by a Nineteenth Supplemental Indenture to be dated as of June 5, 2024 (the “Nineteenth Supplemental Indenture” and, together with the Senior Indenture, the “Indenture”) between us as Issuer and the Trustee, The Bank of New York Mellon, London Branch as paying agent and The Bank of New York Mellon SA/

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NV, Dublin Branch, as senior debt security registrar. Book-entry interests in the Senior Notes will be issued in minimum denominations of $200,000 and in integral multiples of $1,000 in excess thereof.
The Bank of New York Mellon, London Branch is designated as the paying agent. We may at any time designate additional paying agents or rescind the designation of paying agents or approve a change in the office through which any paying agent acts.
We will issue the Senior Notes in fully registered form. The Senior Notes will be represented by one or more global securities in the name of a nominee of The Depository Trust Company (the “DTC”). You will hold beneficial interest in the Senior Notes through the DTC and its participants. The Underwriters expect to deliver the Senior Notes through the facilities of the DTC on June 5, 2024. For a more detailed summary of the form of the Senior Notes and settlement and clearance arrangements, you should read “Description of Certain Provisions Relating to Debt Securities and Capital Securities—Form of Debt Securities and Capital Securities; Book-Entry System” in the accompanying prospectus. Indirect holders trading their beneficial interests in the Senior Notes through the DTC must trade in the DTC’s same-day funds settlement system and pay in immediately available funds. Secondary market trading will occur in the ordinary way following the applicable rules and operating procedures of Euroclear and Clearstream Luxembourg.
Definitive debt securities will only be issued in limited circumstances described under “Description of Certain Provisions Relating to Debt Securities and Capital Securities—Form of Debt Securities and Capital Securities; Book-Entry System” in the accompanying prospectus.
Payment of principal of and interest on the Senior Notes, so long as the Senior Notes are represented by global securities, will be made in immediately available funds. Beneficial interests in the global securities will trade in the same-day funds settlement system of the DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.
A “business day” means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York or in the City of London.
All payments in respect of the Senior Notes by us or our paying agent will be made subject to any deduction or withholding that may be imposed or levied by any jurisdiction. Except as provided under “—Payment of Additional Amounts” below, no additional amounts will be paid on the Senior Notes with respect to any such amounts withheld. For the avoidance of doubt, notwithstanding anything to the contrary herein, if by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471-1474 of the U.S. Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement, any of us, the Trustee, our paying agent or another withholding agent deducts and withholds from any amount payable on, or in respect of, the Senior Notes, the amounts so deducted or withheld shall be treated as having been paid to the holder of the Senior Notes, and no additional amounts will be paid on account of any such deduction or withholding. Neither we, the Trustee nor our paying agent shall have any liability in connection with our compliance with any such withholding obligation under applicable law.
Optional Redemption
On at least 5 business days’ but no more than 30 business days’ prior written notice delivered to the registered holders of the Senior Notes, we may, in our sole discretion (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission) redeem the Senior Notes, in whole, but not in part, on June 5, 2029, at a redemption price equal to 100% of the principal amount of the Senior Notes plus any accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption (the “redemption date”).

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Agreement with Respect to the Exercise of U.K. Bail-in Power
Notwithstanding any other agreements, arrangements, or understandings between us and any holder or beneficial owner of the Senior Notes, by purchasing or acquiring the Senior Notes, each holder (including each beneficial owner) of the Senior Notes acknowledges, accepts, agrees to be bound by and consents to the exercise of any U.K. bail-in power (as defined below) by the relevant U.K. resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Senior Notes; (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Senior Notes into shares or other securities or other obligations of LBG or another person (and the issue to or conferral on the holder of such shares, securities or obligations, including by means of amendment, modification or variation of the terms of the Senior Notes); and/or (iii) the amendment or alteration of the maturity of the Senior Notes, or amendment of the amount of interest due on the Senior Notes, or the dates on which interest becomes payable, including by suspending payment for a temporary period; any U.K. bail-in power may be exercised by means of variation of the terms of the Senior Notes solely to give effect to the exercise by the relevant U.K. resolution authority of such U.K. bail-in power. With respect to (i), (ii) and (iii) above, references to principal and interest shall include payments of principal and interest that have become due and payable (including principal that has become due and payable at the maturity date), but which have not been paid, prior to the exercise of any U.K. bail-in power. Each holder and each beneficial owner of the Senior Notes further acknowledges and agrees that the rights of the holders and/or beneficial owners under the Senior Notes are subject to, and will be varied, if necessary, solely to give effect to, the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. For these purposes, a “U.K. bail-in power” is any write-down, conversion, transfer, modification, moratorium and/or suspension power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of financial holding companies, mixed financial holding companies, banks, banking group companies, credit institutions and/or investment firms incorporated in the United Kingdom in effect and applicable in the United Kingdom to LBG or other members of the Group, including but not limited to any such laws, regulations, rules or requirements which are implemented, adopted or enacted in the United Kingdom within the context of the U.K. resolution regime under the Banking Act 2009 as the same has been or may be amended from time to time (whether pursuant to the U.K. Financial Services (Banking Reform) Act 2013, secondary legislation or otherwise) (the “Banking Act”) and/or the Loss Absorption Regulations, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, canceled, modified, transferred and/or converted into shares or other securities or obligations of the obligor or any other person (or suspended for a temporary period) or pursuant to which any right in a contract governing such obligations may be deemed to have been exercised. A reference to the “relevant U.K. resolution authority” is to any authority with the ability to exercise a U.K. bail-in power.
According to the principles contained in the Banking Act, we expect that the relevant U.K. resolution authority would exercise its U.K. bail-in power in respect of the Senior Notes having regard to the hierarchy of creditor claims (with the exception of excluded liabilities, as such term is described in the Banking Act) and that the holders of the Senior Notes would be treated equally in respect of the exercise of any U.K. bail-in power with all other claims that would rank pari passu with the Senior Notes upon an insolvency of LBG.
No repayment of the principal amount of the Senior Notes or payment of interest on the Senior Notes shall become due and payable after the exercise of any U.K. bail-in power by the relevant U.K. resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by us under the laws and regulations of the United Kingdom applicable to us or other members of the Group. See also “Risk Factors― Under the terms of the Senior Notes, you have agreed to be bound by the exercise of any U.K. bail-in power imposed by the relevant U.K. resolution authority”.
LBG’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Senior Indenture (as amended by the Nineteenth Supplemental Indenture) shall survive the exercise of the U.K. Bail-in Power by the relevant U.K. resolution authority with respect to the Senior Notes.
By purchasing or acquiring Senior Notes, each holder and each beneficial owner of the Senior Notes: (i) acknowledges and agrees that the exercise of the U.K. bail-in power by the relevant U.K. resolution authority in respect of the Senior Notes shall not give rise to a default or an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act (the

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“TIA”); (ii) to the extent permitted by the TIA, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes; and (iii) acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from holders or beneficial owners of the Senior Notes under Section 5.12 (Control by Holders) of the Senior Indenture, and (b) neither the Senior Indenture nor the Nineteenth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Senior Notes remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of such Senior Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to such Senior Notes following such completion to the extent that LBG and the Trustee agree pursuant to a supplemental indenture or an amendment to the Indenture, unless LBG and the Trustee agree in writing that a supplemental indenture is not necessary.
By purchasing or acquiring the Senior Notes, each holder and each beneficial owner shall be deemed to have (i) consented to the exercise of any U.K. bail-in power as it may be imposed without any prior notice by the relevant U.K. resolution authority of its decision to exercise such power with respect to the Senior Notes and (ii) authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Senior Notes to take any and all necessary action, if required, to implement the exercise of any U.K. bail-in power with respect to the Senior Notes as it may be imposed, without any further action or direction on the part of such holder or beneficial owner or the Trustee.
Upon the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes, we shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. bail-in power for purposes of notifying holders and beneficial owners of such occurrence. We shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by us in delivering the notices referred to in this paragraph shall not affect the validity and enforceability of the U.K. bail-in power.
For a discussion of certain risk factors relating to the U.K. bail-in power, see “Risk Factors—Risks relating to the Senior Notes”.
Events of Default; Default; Limitation of Remedies
Events of Default
An “Event of Default” shall result if:
a court of competent jurisdiction makes an order which is not successfully appealed within 30 days; or
an effective shareholders’ resolution is validly adopted,
for the winding-up of LBG, other than under or in connection with a scheme of amalgamation or reconstruction not involving a bankruptcy or insolvency.
If an Event of Default occurs, the Trustee or the holder or holders of at least 25% in aggregate principal amount of the outstanding notes of the Senior Notes may declare to be due and payable immediately in accordance with the terms of the Indenture the principal amount of, and any accrued but unpaid interest, and any Additional Amounts (as defined below), on the Senior Notes. However, after this declaration but before the Trustee obtains a judgment or decree for payment of money due, the holder or holders of a majority in aggregate principal amount of the outstanding notes of the Senior Notes may rescind the declaration of acceleration and its consequences, but only if all Events of Default have been remedied and all payments due, other than those due as a result of acceleration, in respect of the Senior Notes have been made.

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Defaults
A “Default” shall result if:
any installment of interest in respect of the Senior Notes is not paid on or before its interest payment date and such failure continues for 14 days; or
all or any part of the principal of the Senior Notes is not paid when it otherwise becomes due and payable, whether upon redemption or otherwise, and such failure continues for seven days.
If a Default occurs with respect to the Senior Notes, the Trustee may commence a proceeding for the winding-up of LBG, provided that the Trustee may not (except in such winding-up, in accordance with “Events of Default” above) declare the principal amount of, or any other amount in respect of, the outstanding Senior Notes to be due and payable.
However, a failure to make any payment on the Senior Notes shall not be a Default if it is withheld or refused in order to comply with any applicable fiscal or other law or regulation or order of any court of competent jurisdiction and LBG delivers a written opinion of legal advisors, who may be an employee of, or legal advisors for, LBG or other legal advisors, such opinion to be acceptable to the Trustee (“Opinion of Counsel”), to the Trustee with that conclusion, at any time before the expiry of the applicable 14 day or seven day period by independent legal advisers, provided, however, that the Trustee may by notice to LBG require it to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case LBG will forthwith take and expeditiously proceed with such action and will be bound by any final resolution of the doubt resulting therefrom. If any such action results in a determination that the relevant payment can be made without violating any applicable law, regulation or order then such payment will become due and payable on the expiration of 14 days (in the case of a Default in respect of a payment of interest) or seven days (in the case of a Default in respect of a payment of principal) after the Trustee gives written notice to LBG informing it of such resolution.
During the continuance of an Event of Default, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of holders of the Senior Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted therein, or to enforce any other legal or equitable right vested in the Trustee by the Indenture or by law, provided, however, that LBG shall not, as a result of the bringing of such judicial proceedings, be required to pay any amount representing or measured by reference to the principal of, or any interest on, the Senior Notes prior to any date on which the principal of, or any interest on, the Senior Notes would have otherwise been payable by LBG.
Notwithstanding any contrary provisions, nothing shall impair the right of a holder, absent the holder’s consent, to sue for any payments due but unpaid with respect to the Senior Notes.
General
The holder or holders of not less than a majority in aggregate principal amount of the outstanding Senior Notes may waive any past Event of Default or Default, except an Event of Default or Default in respect of the payment of interest, if any, or principal of (or premium, if any) or payments on any Senior Note or a covenant or provision of the Indenture which cannot be modified or amended without the consent of each holder of the Senior Notes.
Subject to the provisions of the Indenture relating to the duties of the Trustee, if an Event of Default or a Default occurs, the Trustee will be under no obligation to take direction from any holder or holders of the Senior Notes, unless they have offered reasonable indemnity to the Trustee. Subject to the Indenture provisions for the indemnification of the Trustee, the holder or holders of a majority in aggregate principal amount of the outstanding Senior Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, if the direction is not in conflict

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with any rule of law or with the Indenture and does not expose the Trustee to undue risk and the action would not be unjustly prejudicial to the holder or holders of the Senior Notes not taking part in that direction. The Trustee may take any other action that it deems proper which is not inconsistent with that direction.
The Indenture provides that the Trustee will, within 90 days after the occurrence of an Event of Default or a Default, give to each holder of the Senior Notes notice of the Event of Default or Default known to it, unless the Event of Default or Default, has been cured or waived. However, the Trustee shall be protected in withholding notice if it determines in good faith that withholding notice is in the interest of the holders.
We are required to furnish to the Trustee a statement as to our compliance with all conditions and covenants under the Indenture (i) annually, and (ii) within five business days of a written request from the Trustee.
Additional Issuances
We may, without the consent of the holders of the Senior Notes, issue additional notes having the same ranking and same interest rate, maturity date, redemption terms and other terms as the Senior Notes described in this prospectus supplement except for the price to the public, issue date and first interest payment date, provided however that such additional notes that form part of the same series of Senior Notes described in this prospectus supplement must be fungible with the outstanding Senior Notes of that series for U.S. federal income tax purposes. Any such additional notes, together with the Senior Notes offered by this prospectus supplement, will constitute a single series of securities under the Indenture. There is no limitation on the amount of Senior Notes or other debt securities that we may issue under such indenture.
Tax Redemption
In addition to our right to redeem the Senior Notes described above under “—Optional Redemption”, we may (subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission) redeem the Senior Notes in whole but not in part if we determine that as a result of a change in or amendment to the laws or regulations of the United Kingdom or any political subdivision thereof or authority thereof that has the power to tax (a “U.K. taxing jurisdiction”) (including any treaty to which such U.K. taxing jurisdiction is a party), or any change in the application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective or applicable on or after June 5, 2024:
•in making any payments on the Senior Notes, we have paid or will or would on the next payment date be required to pay additional amounts;
•payments on the next payment date in respect of the Senior Notes would be treated as “distributions” within the meaning of Chapter 2 Part 23 of the Corporation Tax Act 2010 of the United Kingdom, or any statutory modification or re-enactment of such Act; or
•on the next payment date we would not be entitled to claim a deduction in respect of the payments in computing our U.K. taxation liabilities, or the value of the deduction to us would be materially reduced.
In the event of such a redemption, the redemption price of the Senior Notes will be 100% of their principal amount together with any accrued but unpaid interest to the date of redemption.
If we elect to redeem the Senior Notes in accordance with this subsection, they will cease to accrue interest from the redemption date, unless there is a failure to pay the redemption price on the payment date. The circumstances in which we may redeem the Senior Notes and the applicable procedures are described further in the accompanying prospectus under “Description of Debt Securities—Redemption of Senior Debt Securities”.
Loss Absorption Disqualification Event Redemption
We may, at our option (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us

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permission), having given not less than 15 nor more than 30 days’ notice to holders, redeem all but not some only of the Senior Notes outstanding at any time at 100% of their principal amount together with any accrued but unpaid interest to the date of redemption, if immediately prior to the giving of the notice referred to above, we notify the Trustee that a Loss Absorption Disqualification Event has occurred.
A “Loss Absorption Disqualification Event” shall be deemed to have occurred with respect to the Senior Notes if, as a result of any amendment to, or change in, the Loss Absorption Regulations, or any change in the application or official interpretation of the Loss Absorption Regulations, in any such case becoming effective on or after the issue date of the first tranche of the Senior Notes, such Senior Notes are or (in our opinion or the opinion of the Relevant Regulator and/or the relevant U.K. resolution authority) are likely to be fully or partially excluded from LBG’s or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to LBG and/or the Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of the Senior Notes from the relevant minimum requirement(s) is due to the remaining maturity of the Senior Notes being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to LBG and/or the Group on the issue date of the first tranche of the Senior Notes.
“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of the United Kingdom, the Relevant Regulator, the relevant U.K. resolution authority and/or the Financial Stability Board then applicable in the United Kingdom including, without limitation to the generality of the foregoing, any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted or applied by the Relevant Regulator and/or the relevant U.K. resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to LBG or to the Group).
Conditions to redemption and purchase, etc.
Any redemption or purchase of the Senior Notes (other than redemption on the maturity date), and any modification to the terms of the Senior Notes or any indenture relating thereto, is subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission therefor and otherwise to compliance with the Loss Absorption Regulations if and to the extent then required thereunder.
“Relevant Regulator” means the relevant U.K. resolution authority or such other governmental authority in the United Kingdom (or if LBG becomes domiciled in a jurisdiction other than the United Kingdom, in such other jurisdiction) having primary supervisory authority with respect to LBG and/or the Group with respect to prudential and/or resolution matters, as the case may be.
Payment of Additional Amounts
Amounts to be paid on the Senior Notes will be made without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, or fees imposed, levied, collected, withheld or assessed by or on behalf of a U.K. taxing jurisdiction, unless such deduction or withholding is required by law. If at any time a U.K. taxing jurisdiction requires us to make such deduction or withholding, we will pay additional amounts with respect to interest only on the Senior Notes (“Additional Amounts”) that are necessary in order that the net amounts of interest paid to the holders of the Senior Notes, after the deduction or withholding, shall equal the amounts of interest only which would have been payable on the Senior Notes if the deduction or withholding had not been required. However, this will not apply to any such amount that would not have been payable or due but for the fact that:
•the holder or the beneficial owner of the Senior Notes is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, a U.K. taxing jurisdiction or

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otherwise having some connection with the U.K. taxing jurisdiction other than the holding or ownership of a Senior Note, or the collection of any payment of, or in respect of, principal of, or any interest or other payment on, any Senior Note;
•except in the case of a winding up in the United Kingdom, the Senior Notes are presented (where presentation is required) for payment in the United Kingdom;
•the Senior Notes are presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the holder would have been entitled to the Additional Amounts on presenting the Senior Notes for payment at the close of that 30 day period;
•the holder or the beneficial owner of the Senior Notes or the beneficial owner of any payment of or in respect of principal of, or any interest or other payment on, the Senior Notes failed to comply with a request by us or our liquidator or other authorized person addressed to the holder to provide information concerning the nationality, residence or identity of the holder or the beneficial owner or to make any declaration or other similar claim to satisfy any requirement, which is required or imposed by a statute, treaty, regulation or administrative practice of a U.K. taxing jurisdiction as a precondition to exemption from all or part of the tax, levy, impost, duty, charge or fee;
•the deduction or withholding is imposed by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471- 1474 of the US Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement; or
•any combination of the above items,
nor shall Additional Amounts be paid with respect to any interest only on the Senior Notes to any holder who is a fiduciary or partnership or any person other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any taxing jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.
Whenever we refer in this prospectus supplement, in any context, to the payment of interest on, or in respect of, any Senior Note, we mean to include the payment of Additional Amounts to the extent that, in the context, Additional Amounts are, were or would be payable.
Waiver of Right to Set-Off
Subject to applicable law, no holder may exercise or claim any right of set-off, counterclaim, combination of accounts, compensation or retention in respect of any amount owed to it by LBG arising under or in connection with the Senior Notes. By accepting a Senior Note, each holder will be deemed to have waived any right of set-off, counterclaim, combination of accounts, compensation or retention with respect to such Senior Note or the Indenture (or between our obligations under or in respect of any Senior Note and any liability owed by a holder or the Trustee to us) that they might otherwise have against us, whether before or during our winding up. Notwithstanding the provisions of the foregoing sentence, if any of the said rights and claims of any holder of any Senior Note against LBG is discharged by set-off, counterclaim, combination of accounts, compensation or retention, such holder will immediately pay an amount equal to the amount of such discharge to LBG (or, in the event of winding-up or administration of LBG, the liquidator or, as applicable, the administrator of LBG) and accordingly such discharge will be deemed not to have taken place.
Trustee; Direction of Trustee
LBG’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Senior Indenture (as amended by the Nineteenth Supplemental Indenture) shall survive the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes and the Indenture.

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By purchasing or acquiring the Senior Notes, each holder (including each beneficial owner) of the Senior Notes acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from holders or beneficial owners of the Senior Notes under Section 5.12 (Control by Holders) of the Senior Indenture, and (b) neither the Senior Indenture nor the Nineteenth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Senior Notes remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of such Senior Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to such Senior Notes following such completion to the extent that LBG and the Trustee agree pursuant to a supplemental indenture or an amendment to the Indenture, unless LBG and the Trustee agree in writing that a supplemental indenture is not necessary.
In addition to the foregoing, the Trustee may decline to act or accept direction from holders unless it receives written direction from holders representing a majority in aggregate principal amount of the Senior Notes and security and/or indemnity satisfactory to the Trustee in its sole discretion. The Indenture shall not be deemed to require the Trustee to take any action which may conflict with applicable law, or which may be unjustly prejudicial to the holders not taking part in the direction, or which could subject the Trustee to risk or for which it is not indemnified to its satisfaction in its sole discretion.
The Trustee makes no representations regarding, and shall not be liable with respect to, the information set forth in this prospectus supplement.
Subsequent Holders’ Agreement
Holders and beneficial owners of the Senior Notes that acquire the Senior Notes in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the holders and beneficial owners of the Senior Notes that acquire the Senior Notes upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Senior Notes including in relation to the U.K. bail-in power.
Listing
We intend to apply for the listing of the Senior Notes on the New York Stock Exchange in accordance with its rules.
Governing Law
The Senior Indenture, the Nineteenth Supplemental Indenture and the Senior Notes are governed by, and construed in accordance with, the laws of the State of New York, except that, as the Indenture specifies, the provisions relating to the waiver of set-off in the Indenture are governed by and construed in accordance with Scots law.

3. Prospectus Supplement - 5.679% Senior Callable Fixed-to-Fixed Rate Notes due 2035, 5.462% Senior Callable Fixed-to-Fixed Rate Notes due 2028 and Senior Callable Floating Rate Notes due 2028

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DESCRIPTION OF THE SENIOR NOTES
In this prospectus supplement, we refer to the 2028 Fixed Rate Notes and the 2035 Fixed Rate Notes collectively as the “Fixed Rate Notes” and to the Fixed Rate Notes and Floating Rate Notes collectively as the “Senior Notes”. The following is a summary of certain terms of the Senior Notes. It supplements the description of the general terms of the debt securities of any series we may issue contained in the accompanying prospectus under the heading “Description of Debt Securities”. If there is any inconsistency between the following summary and the description in the accompanying prospectus, the following summary governs.
2028 Fixed Rate Notes
The 2028 Fixed Rate Notes will be issued in an aggregate principal amount of $1,500,000,000 and will mature on January 5, 2028. The 2028 Fixed Rate Notes bear interest at a fixed annual rate during the initial fixed rate period and at a reset annual rate during the reset fixed rate period, each as described below.
During the initial fixed rate period, interest will accrue from January 5, 2024 on the 2028 Fixed Rate Notes at a fixed rate of 5.462% per annum. Interest accrued on the Senior Notes during the initial fixed rate period will be payable semi-annually in arrears on January 5 and July 5 of each year, commencing on July 5, 2024. We refer to each such interest payment date during the initial fixed rate period as a “fixed rate interest payment date”.
During the reset fixed rate period, interest will accrue on the 2028 Fixed Rate Notes at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined herein) on the 2028 Fixed Rate Notes Reset Determination Date (as defined below), plus 137.5 basis points (1.375%). Interest accrued on the 2028 Fixed Rate Notes during the reset fixed rate period will be payable semi-annually in arrears on July 5, 2027 and January 5, 2028. We refer to each such interest payment date during the reset fixed rate period as a “reset rate interest payment date”, and together with the fixed rate interest payment dates, the “Fixed Rate Notes interest payment dates”.
The “initial fixed rate period” is from, and including, January 5, 2024 to, but excluding, January 5, 2027 (the “2028 Fixed Rate Notes Reset Date”) and the “reset fixed rate period” starts from, and including, the 2028 Fixed Rate Notes Reset Date to, but excluding, January 5, 2028.
The “2028 Fixed Rate Notes Reset Determination Date” will be on the second business day immediately preceding the 2028 Fixed Rate Notes Reset Date.
2035 Fixed Rate Notes
The 2035 Fixed Rate Notes will be issued in an aggregate principal amount of $2,000,000,000 and will mature on January 5, 2035. The 2035 Fixed Rate Notes bear interest at a fixed annual rate during the initial fixed rate period and at a reset annual rate during the reset fixed rate period, each as described below.
During the initial fixed rate period, interest will accrue from January 5, 2024 on the 2035 Fixed Rate Notes at a fixed rate of 5.679% per annum. Interest accrued on the Senior Notes during the initial fixed rate period will be payable semi-annually in arrears on January 5 and July 5 of each year, commencing on July 5, 2024. We refer to each such interest payment date during the initial fixed rate period as a “fixed rate interest payment date”.
During the reset fixed rate period, interest will accrue on the 2035 Fixed Rate Notes at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined herein) on the 2035 Fixed Rate Notes Reset Determination Date (as defined below), plus 175 basis points (1.750%). Interest accrued on the 2035 Fixed Rate Notes during the reset fixed rate period will be payable semi-annually in arrears on July 5, 2034 and January 5, 2035. We refer to each such interest payment date during the reset fixed rate period as a “reset rate interest payment date”, and together with the fixed rate interest payment dates, the “Fixed Rate Notes interest payment dates”.

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The “initial fixed rate period” is from, and including, January 5, 2024 to, but excluding, January 5, 2034 (the “2035 Fixed Rate Notes Reset Date”) and the “reset fixed rate period” starts from, and including, the 2035 Fixed Rate Notes Reset Date to, but excluding, January 5, 2035.
The “2035 Fixed Rate Notes Reset Determination Date” will be on the second business day immediately preceding the 2035 Fixed Rate Notes Reset Date.
Interest will be paid to holders of record of each series of the Fixed Rate Notes in respect of the principal amount thereof outstanding 15 calendar days preceding the relevant Fixed Rate Notes interest payment date, whether or not a business day. If the scheduled maturity date or date of redemption or repayment is not a business day, we may pay interest and principal on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled maturity date or date of redemption or repayment.
Initial Fixed Rate Period
Interest on the Fixed Rate Notes during the initial fixed rate period will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. If any scheduled fixed rate interest payment date is not a business day, we will pay interest on the next business day, but interest on that payment will not accrue during the period from and after such scheduled fixed rate interest payment date.
Reset Fixed Rate Period
Interest on the Fixed Rate Notes during the reset fixed rate period will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. The interest rate for the 2028 Fixed Rate Notes during the reset fixed rate period will be reset on the 2028 Fixed Rate Notes Reset Date. The interest rate for the 2035 Fixed Rate Notes during the reset fixed rate period will be reset on the 2035 Fixed Rate Notes Reset Date. If any scheduled reset rate interest payment date is not a business day, we will pay interest on the next business day, but interest on that payment will not accrue during the period from and after such scheduled reset rate interest payment date.
Determination of the U.S. Treasury Rate
The U.S. Treasury Rate shall be determined by The Bank of New York Mellon, London Branch as calculation agent (the “Calculation Agent”).
“U.S. Treasury Rate” means, with respect to the 2028 Fixed Rate Notes Reset Date or the 2035 Fixed Rate Notes Reset Date, as applicable, the rate per annum equal to: (1) the arithmetic average of the yields on actively traded U.S. Treasury securities adjusted to constant maturity for the maturity of one year (“Yields”), for the five consecutive business days immediately prior to the 2028 Fixed Rate Notes Reset Determination Date or the 2035 Fixed Rate Notes Reset Determination Date, as applicable, and appearing under the caption “Treasury constant maturities” on the 2028 Fixed Rate Notes Reset Determination Date or the 2035 Fixed Rate Notes Reset Determination Date, as applicable, as of 5:00 p.m. (New York City time), in the applicable most recently published statistical release designated “H.15 Daily Update”, or any successor publication that is published by the Board of Governors of the Federal Reserve System that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “Treasury Constant Maturities”, for the maturity of one year; provided that if the Yield is not available through such release (or successor publication) for any relevant business day, then the arithmetic average will be determined based on the Yields for the remaining business days during the five business day period described above (provided further that if the Yield is available for only a single business day during such five business day period, the “U.S. Treasury Rate” will mean the single-day Yield for such day); or (2) if such release (or any successor release) is not published during the week immediately prior to the 2028 Fixed Rate Notes Reset Determination Date or the 2035 Fixed Rate Notes Reset Determination Date, as applicable, or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its

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principal amount) equal to the Comparable Treasury Price for the 2028 Fixed Rate Notes Reset Date or the 2035 Fixed Rate Notes Reset Date, as applicable.
If the U.S. Treasury Rate cannot be determined, for whatever reason, as described under (1) or (2) above, “U.S. Treasury Rate” means the rate in percentage per annum as notified by the Calculation Agent to the Issuer equal to the last reported Yield on U.S. Treasury securities having a maturity of one year based on information appearing in the most recently published statistical release designated “H.15 Daily Update” (or any successor publication by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities) as of 5:00 p.m. (New York City time) on the 2028 Fixed Rate Notes Reset Determination Date or the 2035 Fixed Rate Notes Reset Determination Date, as applicable.
“Comparable Treasury Issue” means, with respect to the applicable reset fixed rate period, the U.S. Treasury security or securities selected by the Issuer with a maturity date on or about the last day of the applicable reset fixed rate period and that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in U.S. dollars and having a maturity of one year.
“Comparable Treasury Price” means, with respect to the 2028 Fixed Rate Notes Reset Date or the 2035 Fixed Rate Notes Reset Date, respectively, (i) the arithmetic average of the Reference Treasury Dealer Quotations for the 2028 Fixed Rate Notes Reset Date or the 2035 Fixed Rate Notes Reset Date, as applicable, received by the Issuer (calculated by the Calculation Agent on the 2028 Fixed Rate Notes Reset Determination Date preceding the 2028 Fixed Rate Notes Reset Date or the 2035 Fixed Rate Notes Reset Determination Date preceding the 2035 Fixed Rate Notes Reset Date, as applicable), after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are received by the Issuer, the arithmetic average of all such quotations, or (iii) if fewer than two such Reference Treasury Dealer Quotations are received by the Issuer, then such Reference Treasury Dealer Quotation as quoted in writing to the Issuer by a Reference Treasury Dealer.
“Reference Treasury Dealer” means each of up to five banks selected by the Issuer, or the affiliates of such banks, which are (i) primary U.S. Treasury securities dealers, and their respective successors, or (ii) market makers in pricing corporate bond issues denominated in U.S. dollars.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the 2028 Fixed Rate Notes Reset Date and the 2035 Fixed Rate Notes Reset Date, the bid and offered prices obtained by LBG for the applicable Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, at 11:00 a.m. (New York City time), on the 2028 Fixed Rate Notes Reset Determination Date or the 2035 Fixed Rate Notes Reset Determination Date, as applicable.
All calculations of the Calculation Agent, in the absence of manifest error, will be conclusive for all purposes and binding on the Issuer, the Trustee, the paying agent and on the holders of the Senior Notes.
All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).
The interest rate on each series of the Fixed Rate Notes during the reset fixed rate period will in no event be higher than the maximum rate permitted by law or lower than 0.00% per annum.
Floating Rate Notes
    The Floating Rate Notes will be issued in an aggregate principal amount of $300,000,000 and will mature on January 5, 2028. The Floating Rate Notes bear interest at a floating rate as from January 5, 2024, as described below.
    The Floating Rate Notes Interest Rate will be equal to the sum of (A) the SOFR Index Average (as defined below), as determined, with respect to each Floating Rate Notes Interest Period (as defined below), on the

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applicable Floating Rate Notes Interest Determination Date (as defined below), and (B) 1.580% per annum, provided that the Floating Rate Notes Interest Rate with respect to any Floating Rate Notes Interest Period shall be subject to a minimum rate per annum of 0.00% (the “Minimum Rate”), calculated on the basis of a 360-day year and the actual number of days elapsed.
    The first Floating Rate Notes interest payment date (as defined below) will fall on April 5, 2024. Thereafter, interest on the Floating Rate Notes will be paid quarterly in arrears on January 5, April 5, July 5 and October 5 of each year (together with the first Floating Rate Notes interest payment date, each a “Floating Rate Notes interest payment date”). However, if a Floating Rate Notes interest payment date would fall on a day that is not a business day, other than the interest payment date that is also the date of maturity, the Floating Rate Notes interest payment date will be postponed to the next succeeding day that is a business day and interest thereon will continue to accrue, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Notes interest payment date will be the immediately preceding business day. In each such case, except for the Floating Rate Notes interest payment date falling on the maturity date, the Floating Rate Notes Interest Periods and the Floating Rate Notes Reset Dates (as defined below) will be adjusted accordingly to calculate the amount of interest payable on the Floating Rate Notes.
The Floating Rate Notes Interest Rate will be reset on each Floating Rate Notes interest payment date (together with the initial Floating Rate Notes Reset Date, each a “Floating Rate Notes Reset Date”). However, if any Floating Rate Notes Reset Date would otherwise be a day that is not a business day, that Floating Rate Notes Reset Date will be postponed to the next succeeding day that is a business day, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Notes Reset Date will be the immediately preceding business day.
Interest will be paid to holders of record of the Floating Rate Notes in respect of the principal amount thereof outstanding 15 calendar days preceding the relevant Floating Rate Notes interest payment date, whether or not a business day. If the scheduled maturity date or date of redemption or repayment is not a business day, we may pay interest and principal on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled maturity date or date of redemption or repayment.
    The first interest period will begin on and include January 5, 2024 and will end on and exclude April 5, 2024. Thereafter, the interest periods will be the periods from and including a Floating Rate Notes interest payment date to but excluding the immediately succeeding Floating Rate Notes interest payment date (together with the initial interest period, each a “Floating Rate Notes Interest Period”). However, the final Floating Rate Notes Interest Period will be the period from and including the Floating Rate Notes interest payment date immediately preceding the maturity date to but excluding the maturity date. The Floating Rate Notes interest determination date (“Floating Rate Notes Interest Determination Date”) for each Floating Rate Interest Period will be on the fifth U.S. Government Securities Business Day (as defined below) preceding the applicable Floating Rate Notes interest payment date. If a tax redemption or Loss Absorption Disqualification Event redemption (see “Description of the Senior Notes—Tax Redemption” and “Description of the Senior Notes—Loss Absorption Disqualification Event Redemption” in this prospectus supplement) occurs, the Floating Rate Notes Interest Determination Date will be on the fifth U.S. Government Securities Business Day preceding such tax redemption or Loss Absorption Disqualification Event redemption date, as applicable. “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.
Calculation of Floating Rate Notes Interest Rate
The Calculation Agent for the Floating Rate Notes is The Bank of New York Mellon, London Branch or its successor appointed by LBG. The Calculation Agent will determine the Floating Rate Notes Interest Rate for each Floating Rate Notes Interest Period by reference to the SOFR Index Average on the applicable Floating Rate Notes Interest Determination Date. Promptly upon such determination, the Calculation Agent will notify LBG and the Trustee (as defined below) of the applicable Floating Rate Notes Interest Rate. Upon the request of the holder of any

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Floating Rate Note, the Calculation Agent will provide the Floating Rate Notes Interest Rate as determined for the most recent applicable Floating Rate Notes Interest Period.
Subject to the circumstances described under “— SOFR Discontinuation” below, the “SOFR Index Average” for each Floating Rate Notes Interest Period shall be equal to the value of the SOFR rates for each day during the relevant Floating Rate Notes Interest Period as calculated by the Calculation Agent as follows:
with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:
“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;
“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;
“SOFR IndexEnd” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the Floating Rate Notes interest payment date relating to such Floating Rate Notes Interest Period (or in the final Floating Rate Notes Interest Period, preceding the maturity date) (such date a “SOFR Index Determination Date”); and
“SOFR IndexStart” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Notes Interest Period (such date a “SOFR Index Determination Date”), and, for the initial Floating Rate Notes Interest Period, the SOFR Index value on December 28, 2023.
Subject to the circumstances described under “— SOFR Discontinuation” below, if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Floating Rate Notes Interest Period shall be calculated by the Calculation Agent on the relevant Floating Rate Notes Interest Determination Date as follows:
with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:
“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;
“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;
“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;
“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and

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“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.
In connection with the SOFR provisions above, the following definitions apply:
“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service; “NY Federal Reserve” means the Federal Reserve Bank of New York;
“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR;
“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service;
“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:
(a)    the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or
(b)    if the rate specified in (a) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website;
“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day; and
“SOFR Observation Period” means, in respect of each Floating Rate Notes Interest Period, the period from (and including) the fifth U.S. Government Securities Business Day preceding the first date in such Floating Rate Notes Interest Period to (but excluding) the fifth U.S. Government Securities Business Day preceding the Floating Rate Notes interest payment date (or in the final Floating Rate Notes Interest Period, preceding the maturity date) for such Floating Rate Notes Interest Period.
SOFR Discontinuation
Notwithstanding the provisions described under “—Calculation of Floating Rate Notes Interest Rate” above, if a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date occurs when any Floating Rate Notes Interest Rate (or any component part thereof) remains to be determined by reference to the SOFR Benchmark in respect of the Floating Rate Notes, then LBG (or its designee) may, at its sole discretion, appoint and consult with an Independent Adviser, as soon as reasonably practicable, with a view to LBG (or its designee) determining a SOFR Benchmark Replacement and the applicable SOFR Benchmark Replacement Adjustment Spread and any other amendments to the terms of the Floating Rate Notes, in accordance with the provisions below.
In the absence of fraud, LBG (or its designee) and any Independent Adviser appointed pursuant to this section “— SOFR Discontinuation”, as applicable, shall have no liability whatsoever to LBG, the Trustee (as defined below), the Calculation Agent, any paying agent or the holders of the Floating Rate Notes for any determination made by it or for any advice given to LBG (or its designee) in connection with any determination made by LBG (or its designee) pursuant to this section “— SOFR Discontinuation”.
If LBG (or its designee) has not appointed an Independent Adviser in accordance with this section “— SOFR Discontinuation”, LBG (or its designee) may still make any determinations and/or any amendments contemplated by and in accordance with this section “— SOFR Discontinuation” (with the relevant provisions in this section applying

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mutatis mutandis to allow such determinations or amendments to be made by LBG (or its designee) without consultation with an Independent Adviser). Any determination, decision or election that may be made by LBG (or its designee) pursuant to this section “— SOFR Discontinuation”, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in LBG’s (or its designee’s) sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the Floating Rate Notes, shall become effective without consent from the holders of the Floating Rate Notes or any other party.
Subject to the paragraph below, if LBG (or its designee), following consultation with its Independent Adviser, no later than three business days prior to the Floating Rate Notes Interest Determination Date relating to the next Floating Rate Notes Interest Period (the “Determination Cut-off Date”) determines the SOFR Benchmark Replacement for the purposes of determining the Floating Rate Notes Interest Rate for all future Floating Rate Notes Interest Periods (subject to the subsequent operation of this section “— SOFR Discontinuation” during any other future Floating Rate Notes Interest Periods), then such SOFR Benchmark Replacement shall be the SOFR Benchmark for all future Floating Rate Notes Interest Periods (subject to the subsequent operation of this section during any other future Floating Rate Notes Interest Period(s)).
Notwithstanding the above paragraph, if LBG (or its designee), following consultation with its Independent Adviser, determines prior to the Determination Cut-off Date that no SOFR Benchmark Replacement exists then the relevant Floating Rate Notes Interest Rate shall be determined using the SOFR Benchmark last displayed on the relevant page prior to the relevant Floating Rate Notes Interest Determination Date. This paragraph shall apply to the relevant Floating Rate Notes Interest Period only. Any subsequent Floating Rate Notes Interest Period(s) shall be subject to the subsequent operation of, and adjustment as provided in, this section “— SOFR Discontinuation”.
Promptly following the determination of the SOFR Benchmark Replacement as described in this section “— SOFR Discontinuation”, LBG (or its designee) shall give notice thereof pursuant to this section to the Trustee, the Calculation Agent, any paying agents and the holders of the Floating Rate Notes. For the avoidance of doubt, neither the Trustee, the Calculation Agent nor any paying agents shall have any responsibility for making such determination.
Subject to receipt of notice pursuant to the above paragraph, the Trustee, the Calculation Agent and any paying agents shall, at the direction and expense of LBG, effect such waivers and consequential amendments to the terms and conditions of the Floating Rate Notes, the Indenture and any other document as LBG (or its designee), following consultation with its Independent Adviser, determines may be required to give effect to any application of this section “— SOFR Discontinuation”, including, but not limited to:
(i)    changes to the terms and conditions of the Floating Rate Notes which LBG (or its designee), following consultation with its Independent Adviser, determines may be required in order to follow market practice (determined according to factors including, but not limited to, public statements, opinions and publications of industry bodies and organizations) in relation to such SOFR Benchmark Replacement, including, but not limited to (A) the business day, business day convention, day count fraction, Floating Rate Notes Interest Determination Date and/or any relevant time applicable to the Floating Rate Notes and (B) the method for determining the fallback to the Floating Rate Notes Interest Rate if such SOFR Benchmark Replacement is not available; and
(ii)    any other changes which LBG (or its designee), following consultation with its Independent Adviser, determines are reasonably necessary to ensure the proper operation and comparability to the SOFR Benchmark of such SOFR Benchmark Replacement, which changes shall apply to the Floating Rate Notes for all future Floating Rate Notes Interest Periods (subject to the subsequent operation of this section “— SOFR Discontinuation”). None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by LBG (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to this section “— SOFR Discontinuation” or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.

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No consent of the holders of the Floating Rate Notes shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in this section or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by LBG (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).
By its acquisition of the Floating Rate Notes, each holder and beneficial owner of the Floating Rate Notes and each subsequent holder and beneficial owner acknowledges, accepts, agrees to be bound by, and consents to, LBG’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by this section “— SOFR Discontinuation”, and to any amendment or alteration of the terms and conditions of the Floating Rate Notes, including an amendment of the amount of interest due on the Floating Rate Notes, as may be required in order to give effect to this section “— SOFR Discontinuation”, without the need for any further consent from the holders of the Floating Rate Notes. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of this section “— SOFR Discontinuation”.
By its acquisition of the Floating Rate Notes, each holder and beneficial owner of the Floating Rate Notes and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent nor any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with this section “— SOFR Discontinuation” or any losses suffered in connection therewith.
Notwithstanding any other provision of this section “— SOFR Discontinuation”, no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Floating Rate Notes be made, if and to the extent that, in the determination of LBG , the same could reasonably be expected to result in the exclusion of the Floating Rate Notes (in whole or in part) from LBG’s and/or its subsidiaries’ minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to LBG and/or its subsidiaries and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.
“Corresponding Tenor” with respect to a SOFR Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current SOFR Benchmark;
“Independent Adviser” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed by LBG under this section “— SOFR Discontinuation”;
“ISDA” means the International Swaps and Derivatives Association, Inc. or any successor;
“ISDA Definitions” means the 2006 ISDA Definitions, as published by ISDA, as amended, supplemented or replaced from time to time;
“ISDA Fallback Rate” means the rate to be effective upon the occurrence of a SOFR Index Cessation Event according to (and as defined in) the ISDA Definitions, where such rate may have been adjusted for an overnight tenor, but without giving effect to any additional spread adjustment to be applied according to such ISDA Definitions;
“ISDA Spread Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that shall have been selected by ISDA as the spread adjustment that would apply to the ISDA Fallback Rate;

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“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the NY Federal Reserve or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the NY Federal Reserve, or any successor.
“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement;
“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):
(1)    a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);
(2)    a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or
(3)    a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative;
“SOFR Benchmark Replacement” means the first alternative set forth in the order below that can be determined by LBG, following consultation with its Independent Adviser:
(a)    the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current SOFR Benchmark for the applicable Corresponding Tenor and (b) the SOFR Benchmark Replacement Adjustment;
(b)    the sum of (a) the ISDA Fallback Rate and (b) the SOFR Benchmark Replacement Adjustment; or
(c)    the sum of (a) the alternate rate that has been selected by LBG, in consultation with the Independent Adviser, as the replacement for the then-current SOFR Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate as a replacement for the then-current SOFR Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the SOFR Benchmark Replacement Adjustment;
“SOFR Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by LBG, following consultation with its Independent Adviser:
(a)    the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted SOFR Benchmark Replacement;
(b)    if the applicable Unadjusted SOFR Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Spread Adjustment;
(c)    the spread adjustment (which may be a positive or negative value or zero) determined by LBG, following consultation with its Independent Adviser, giving due consideration to any industry accepted spread

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adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current SOFR Benchmark with the applicable Unadjusted SOFR Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time;
“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):
(1)    in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or
(2)    in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein; and
“Unadjusted SOFR Benchmark Replacement” means the SOFR Benchmark Replacement excluding the applicable SOFR Benchmark Replacement Adjustment.
General
The Senior Notes will constitute our direct, unconditional, unsecured and unsubordinated obligations ranking pari passu and without any preference among themselves and at least pari passu, with all of our other outstanding unsecured and unsubordinated obligations, present and future, subject to such exceptions as may be provided by mandatory provisions of applicable law.
Each of the 2028 Fixed Rate Notes, the 2035 Fixed Rate Notes and the Floating Rate Notes will constitute a separate series of senior debt securities issued under an indenture dated as of July 6, 2010, as amended by the First Supplemental Indenture dated as of July 6, 2016 (the “Senior Indenture”) between us as Issuer and The Bank of New York Mellon, acting through its London Branch, as trustee (the “Trustee”), as amended by an Eighteenth Supplemental Indenture to be dated as of January 5, 2024 (the “Eighteenth Supplemental Indenture” and, together with the Senior Indenture, the “Indenture”) between us as Issuer and the Trustee, The Bank of New York Mellon, London Branch as paying agent and The Bank of New York Mellon SA/NV, Dublin Branch, as senior debt security registrar. Book-entry interests in the Senior Notes will be issued in minimum denominations of $200,000 and in integral multiples of $1,000 in excess thereof.
The Bank of New York Mellon, London Branch is designated as the paying agent. We may at any time designate additional paying agents or rescind the designation of paying agents or approve a change in the office through which any paying agent acts.
We will issue the Senior Notes in fully registered form. Each series of Senior Notes will be represented by one or more global securities in the name of a nominee of The Depository Trust Company (the “DTC”). You will hold beneficial interest in the Senior Notes through the DTC and its participants. The Underwriters expect to deliver the Senior Notes through the facilities of the DTC on January 5, 2024. For a more detailed summary of the form of the Senior Notes and settlement and clearance arrangements, you should read “Description of Certain Provisions Relating to Debt Securities and Capital Securities—Form of Debt Securities and Capital Securities; Book-Entry System” in the accompanying prospectus. Indirect holders trading their beneficial interests in the Senior Notes through the DTC must trade in the DTC’s same-day funds settlement system and pay in immediately available funds. Secondary market trading will occur in the ordinary way following the applicable rules and operating procedures of Euroclear and Clearstream Luxembourg.
Definitive debt securities will only be issued in limited circumstances described under “Description of Certain Provisions Relating to Debt Securities and Capital Securities—Form of Debt Securities and Capital Securities; Book-Entry System” in the accompanying prospectus.
Payment of principal of and interest on the Senior Notes, so long as the Senior Notes are represented by global securities, will be made in immediately available funds. Beneficial interests in the global securities will trade in the

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same-day funds settlement system of the DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.
A “business day” means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York or in the City of London.
All payments in respect of the Senior Notes by us or our paying agent will be made subject to any deduction or withholding that may be imposed or levied by any jurisdiction. Except as provided under “—Payment of Additional Amounts” below, no additional amounts will be paid on the Senior Notes with respect to any such amounts withheld. For the avoidance of doubt, notwithstanding anything to the contrary herein, if by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471-1474 of the U.S. Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement, any of us, the Trustee, our paying agent or another withholding agent deducts and withholds from any amount payable on, or in respect of, the Senior Notes, the amounts so deducted or withheld shall be treated as having been paid to the holder of the Senior Notes, and no additional amounts will be paid on account of any such deduction or withholding. Neither we, the Trustee nor our paying agent shall have any liability in connection with our compliance with any such withholding obligation under applicable law.
Optional Redemption
On at least 5 business days’ but no more than 30 business days’ prior written notice delivered to the registered holders of a series of Senior Notes, we may, in our sole discretion (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission) redeem that series of Senior Notes, in whole, but not in part, on January 5, 2027 for the 2028 Fixed Rate Notes and the Floating Rate Notes and, in whole, but not in part, on January 5, 2034 for the 2035 Fixed Rate Notes , at a redemption price equal to 100% of the principal amount of such series of Senior Notes plus any accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption (the “redemption date”).
Agreement with Respect to the Exercise of U.K. Bail-in Power
Notwithstanding any other agreements, arrangements, or understandings between us and any holder or beneficial owner of the Senior Notes, by purchasing or acquiring the Senior Notes, each holder (including each beneficial owner) of the Senior Notes acknowledges, accepts, agrees to be bound by and consents to the exercise of any U.K. bail-in power (as defined below) by the relevant U.K. resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Senior Notes; (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Senior Notes into shares or other securities or other obligations of LBG or another person (and the issue to or conferral on the holder of such shares, securities or obligations, including by means of amendment, modification or variation of the terms of the Senior Notes); and/or (iii) the amendment or alteration of the maturity of the Senior Notes, or amendment of the amount of interest due on the Senior Notes, or the dates on which interest becomes payable, including by suspending payment for a temporary period; any U.K. bail-in power may be exercised by means of variation of the terms of the Senior Notes solely to give effect to the exercise by the relevant U.K. resolution authority of such U.K. bail-in power. With respect to (i), (ii) and (iii) above, references to principal and interest shall include payments of principal and interest that have become due and payable (including principal that has become due and payable at the maturity date), but which have not been paid, prior to the exercise of any U.K. bail-in power. Each holder and each beneficial owner of the Senior Notes further acknowledges and agrees that the rights of the holders and/or beneficial owners under the Senior Notes are subject to, and will be varied, if necessary, solely to give effect to, the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. For these purposes, a “U.K. bail-in power” is any write-down, conversion, transfer, modification, moratorium and/or suspension power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of financial holding companies, mixed financial holding companies, banks, banking group companies, credit institutions and/or investment firms incorporated in the United

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Kingdom in effect and applicable in the United Kingdom to LBG or other members of the Group, including but not limited to any such laws, regulations, rules or requirements which are implemented, adopted or enacted in the United Kingdom within the context of the U.K. resolution regime under the Banking Act 2009 as the same has been or may be amended from time to time (whether pursuant to the U.K. Financial Services (Banking Reform) Act 2013, secondary legislation or otherwise) (the “Banking Act”) and/or the Loss Absorption Regulations, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, canceled, modified, transferred and/or converted into shares or other securities or obligations of the obligor or any other person (or suspended for a temporary period) or pursuant to which any right in a contract governing such obligations may be deemed to have been exercised. A reference to the “relevant U.K. resolution authority” is to any authority with the ability to exercise a U.K. bail-in power.
According to the principles contained in the Banking Act, we expect that the relevant U.K. resolution authority would exercise its U.K. bail-in power in respect of the Senior Notes having regard to the hierarchy of creditor claims (with the exception of excluded liabilities, as such term is described in the Banking Act) and that the holders of the Senior Notes would be treated equally in respect of the exercise of any U.K. bail-in power with all other claims that would rank pari passu with the Senior Notes upon an insolvency of LBG.
No repayment of the principal amount of the Senior Notes or payment of interest on the Senior Notes shall become due and payable after the exercise of any U.K. bail-in power by the relevant U.K. resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by us under the laws and regulations of the United Kingdom applicable to us or other members of the Group. See also “Risk Factors― Under the terms of the Senior Notes, you have agreed to be bound by the exercise of any U.K. bail-in power imposed by the relevant U.K. resolution authority.”
LBG’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Senior Indenture shall survive the exercise of the U.K. Bail-in Power by the relevant U.K. resolution authority with respect to the Senior Notes.
By purchasing or acquiring Senior Notes, each holder and each beneficial owner of the Senior Notes: (i) acknowledges and agrees that the exercise of the U.K. bail-in power by the relevant U.K. resolution authority in respect of the Senior Notes shall not give rise to a default or an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act (the “TIA”); (ii) to the extent permitted by the TIA, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes; and (iii) acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from holders or beneficial owners of the Senior Notes under Section 5.12 (Control by Holders) of the Senior Indenture, and (b) neither the Senior Indenture nor the Eighteenth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Senior Notes remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of such Senior Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to such Senior Notes following such completion to the extent that LBG and the Trustee agree pursuant to a supplemental indenture or an amendment to the Indenture, unless LBG and the Trustee agree in writing that a supplemental indenture is not necessary.
By purchasing or acquiring the Senior Notes, each holder and each beneficial owner shall be deemed to have (i) consented to the exercise of any U.K. bail-in power as it may be imposed without any prior notice by the relevant U.K. resolution authority of its decision to exercise such power with respect to the Senior Notes and (ii) authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Senior Notes to take any and all necessary action, if required, to implement the exercise of any U.K. bail-in power with respect to the Senior Notes as it may be imposed, without any further action or direction on the part of such holder or beneficial owner or the Trustee.

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Upon the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes, we shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. bail-in power for purposes of notifying holders and beneficial owners of such occurrence. We shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by us in delivering the notices referred to in this paragraph shall not affect the validity and enforceability of the U.K. bail-in power.
For a discussion of certain risk factors relating to the U.K. bail-in power, see “Risk Factors—Risks relating to the Senior Notes”.
Events of Default; Default; Limitation of Remedies
Events of Default
An “Event of Default” with respect to a series of Senior Notes shall result if:
a court of competent jurisdiction makes an order which is not successfully appealed within 30 days; or
an effective shareholders’ resolution is validly adopted,
for the winding-up of LBG, other than under or in connection with a scheme of amalgamation or reconstruction not involving a bankruptcy or insolvency.
If an Event of Default occurs, the Trustee or the holder or holders of at least 25% in aggregate principal amount of the outstanding notes of such series of Senior Notes may declare to be due and payable immediately in accordance with the terms of the Indenture the principal amount of, and any accrued but unpaid interest, and any Additional Amounts (as defined below), on the Senior Notes of that series. However, after this declaration but before the Trustee obtains a judgment or decree for payment of money due, the holder or holders of a majority in aggregate principal amount of the outstanding notes of such series of Senior Notes may rescind the declaration of acceleration and its consequences, but only if all Events of Default have been remedied and all payments due, other than those due as a result of acceleration, in respect of such series of Senior Notes have been made.
Defaults
A “Default” with respect to a series of Senior Notes shall result if:
any installment of interest in respect of the Senior Notes of such series is not paid on or before its interest payment date and such failure continues for 14 days; or
all or any part of the principal of the Senior Notes of such series is not paid when it otherwise becomes due and payable, whether upon redemption or otherwise, and such failure continues for seven days.
If a Default occurs with respect to a series of Senior Notes, the Trustee may commence a proceeding for the winding-up of LBG, provided that the Trustee may not (except in such winding-up, in accordance with “Events of Default” above) declare the principal amount of, or any other amount in respect of, the outstanding Senior Notes of any series to be due and payable.
However, a failure to make any payment on a series of Senior Notes shall not be a Default if it is withheld or refused in order to comply with any applicable fiscal or other law or regulation or order of any court of competent jurisdiction and LBG delivers a written opinion of legal advisors, who may be an employee of, or legal advisors for, LBG or other legal advisors, such opinion to be acceptable to the Trustee (“Opinion of Counsel”), to the Trustee with that conclusion, at any time before the expiry of the applicable 14 day or seven day period by independent legal advisers, provided, however, that the Trustee may by notice to LBG require it to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case LBG will forthwith take and expeditiously proceed with such action and will be bound by any final resolution of the doubt resulting therefrom. If any such action results in a

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determination that the relevant payment can be made without violating any applicable law, regulation or order then such payment will become due and payable on the expiration of 14 days (in the case of a Default in respect of a payment of interest) or seven days (in the case of a Default in respect of a payment of principal) after the Trustee gives written notice to LBG informing it of such resolution.
During the continuance of an Event of Default, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of holders of such series of Senior Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted therein, or to enforce any other legal or equitable right vested in the Trustee by the Indenture or by law, provided, however, that LBG shall not, as a result of the bringing of such judicial proceedings, be required to pay any amount representing or measured by reference to the principal of, or any interest on, the Senior Notes of such series prior to any date on which the principal of, or any interest on, the Senior Notes of such series would have otherwise been payable by LBG.
Notwithstanding any contrary provisions, nothing shall impair the right of a holder, absent the holder’s consent, to sue for any payments due but unpaid with respect to such series of Senior Notes.
General
The holder or holders of not less than a majority in aggregate principal amount of the outstanding Senior Notes may waive any past Event of Default or Default in respect of such series, except an Event of Default or Default in respect of the payment of interest, if any, or principal of (or premium, if any) or payments on any Senior Note of such series or a covenant or provision of the Indenture which cannot be modified or amended without the consent of each holder of the Senior Notes of such series.
Subject to the provisions of the Indenture relating to the duties of the Trustee, if an Event of Default or a Default occurs, the Trustee will be under no obligation to take direction from any holder or holders of such series of Senior Notes, unless they have offered reasonable indemnity to the Trustee. Subject to the Indenture provisions for the indemnification of the Trustee, the holder or holders of a majority in aggregate principal amount of the outstanding Senior Notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, if the direction is not in conflict with any rule of law or with the Indenture and does not expose the Trustee to undue risk and the action would not be unjustly prejudicial to the holder or holders of the Senior Notes not taking part in that direction. The Trustee may take any other action that it deems proper which is not inconsistent with that direction.
The Indenture provides that the Trustee will, within 90 days after the occurrence of an Event of Default or a Default, give to each holder of a series of Senior Notes notice of the Event of Default or Default known to it, unless the Event of Default or Default, has been cured or waived in respect of such series. However, the Trustee shall be protected in withholding notice if it determines in good faith that withholding notice is in the interest of the holders.
We are required to furnish to the Trustee a statement as to our compliance with all conditions and covenants under the Indenture (i) annually, and (ii) within five business days of a written request from the Trustee.
Additional Issuances
We may, without the consent of the holders of a series of Senior Notes, issue additional notes having the same ranking and same interest rate, maturity date, redemption terms and other terms as such a series of Senior Notes described in this prospectus supplement except for the price to the public, issue date and first interest payment date, provided however that such additional notes that form part of any series of Senior Notes described in this prospectus supplement must be fungible with the outstanding Senior Notes of that series for U.S. federal income tax purposes. Any such additional notes, together with the Senior Notes offered by this prospectus supplement, will constitute a single series of securities under the Indenture. There is no limitation on the amount of Senior Notes or other debt securities that we may issue under such indenture.

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Tax Redemption
In addition to our right to redeem each series of Senior Notes described above under “—Optional Redemption”, we may (subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission) redeem Senior Notes of any series in whole but not in part if we determine that as a result of a change in or amendment to the laws or regulations of the United Kingdom or any political subdivision thereof or authority thereof that has the power to tax (a “U.K. taxing jurisdiction”) (including any treaty to which such U.K. taxing jurisdiction is a party), or any change in the application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective or applicable on or after January 5, 2024:
•in making any payments on the Senior Notes of the relevant series, we have paid or will or would on the next payment date be required to pay additional amounts;
•payments on the next payment date in respect of the Senior Notes of the relevant series would be treated as “distributions” within the meaning of Chapter 2 Part 23 of the Corporation Tax Act 2010 of the United Kingdom, or any statutory modification or re-enactment of such Act; or
•on the next payment date we would not be entitled to claim a deduction in respect of the payments in computing our U.K. taxation liabilities, or the value of the deduction to us would be materially reduced.
In the event of such a redemption, the redemption price of the Senior Notes of the relevant series will be 100% of their principal amount together with any accrued but unpaid interest to the date of redemption.
If we elect to redeem the Senior Notes of any series in accordance with this subsection, they will cease to accrue interest from the redemption date, unless there is a failure to pay the redemption price on the payment date. The circumstances in which we may redeem the Senior Notes of any series and the applicable procedures are described further in the accompanying prospectus under “Description of Debt Securities—Redemption of Senior Debt Securities”.
Loss Absorption Disqualification Event Redemption
We may, at our option (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission), having given not less than 15 nor more than 30 days’ notice to holders, redeem all but not some only of a series of Senior Notes outstanding at any time at 100% of their principal amount together with any accrued but unpaid interest to the date of redemption, if immediately prior to the giving of the notice referred to above, we notify the Trustee that a Loss Absorption Disqualification Event has occurred.
A “Loss Absorption Disqualification Event” shall be deemed to have occurred with respect to each series of Senior Notes if, as a result of any amendment to, or change in, the Loss Absorption Regulations, or any change in the application or official interpretation of the Loss Absorption Regulations, in any such case becoming effective on or after the issue date of the first tranche of the Senior Notes, such Senior Notes are or (in our opinion or the opinion of the Relevant Regulator and/or the relevant U.K. resolution authority) are likely to be fully or partially excluded from LBG’s or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to LBG and/or the Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of the Senior Notes from the relevant minimum requirement(s) is due to the remaining maturity of the Senior Notes being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to LBG and/or the Group on the issue date of the first tranche of the Senior Notes.
“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of the United Kingdom, the Relevant Regulator, the relevant U.K. resolution authority and/or

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the Financial Stability Board then applicable in the United Kingdom including, without limitation to the generality of the foregoing, any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted or applied by the Relevant Regulator and/or the relevant U.K. resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to LBG or to the Group).
Conditions to redemption and purchase, etc.
Any redemption or purchase of a series of Senior Notes (other than redemption on the relevant maturity date), and any modification to the terms of a series of Senior Notes or any indenture relating thereto, is subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission therefor and otherwise to compliance with the Loss Absorption Regulations if and to the extent then required thereunder.
“Relevant Regulator” means the relevant U.K. resolution authority or such other governmental authority in the United Kingdom (or if LBG becomes domiciled in a jurisdiction other than the United Kingdom, in such other jurisdiction) having primary supervisory authority with respect to LBG and/or the Group with respect to prudential and/or resolution matters, as the case may be.
Payment of Additional Amounts
Amounts to be paid on the Senior Notes will be made without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, or fees imposed, levied, collected, withheld or assessed by or on behalf of a U.K. taxing jurisdiction, unless such deduction or withholding is required by law. If at any time a U.K. taxing jurisdiction requires us to make such deduction or withholding, we will pay additional amounts with respect to interest only on the Senior Notes (“Additional Amounts”) that are necessary in order that the net amounts of interest paid to the holders of the Senior Notes, after the deduction or withholding, shall equal the amounts of interest only which would have been payable on the Senior Notes if the deduction or withholding had not been required. However, this will not apply to any such amount that would not have been payable or due but for the fact that:
•the holder or the beneficial owner of the relevant Senior Notes is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, a U.K. taxing jurisdiction or otherwise having some connection with the U.K. taxing jurisdiction other than the holding or ownership of the relevant Senior Note, or the collection of any payment of, or in respect of, principal of, or any interest or other payment on, the relevant Senior Note;
•except in the case of a winding up in the United Kingdom, the relevant Senior Notes are presented (where presentation is required) for payment in the United Kingdom;
•the relevant Senior Notes are presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the holder would have been entitled to the Additional Amounts on presenting the Senior Notes for payment at the close of that 30 day period;
•the holder or the beneficial owner of the relevant Senior Notes or the beneficial owner of any payment of or in respect of principal of, or any interest or other payment on, the relevant Senior Notes failed to comply with a request by us or our liquidator or other authorized person addressed to the holder to provide information concerning the nationality, residence or identity of the holder or the beneficial owner or to make any declaration or other similar claim to satisfy any requirement, which is required or imposed by a statute, treaty, regulation or administrative practice of a U.K. taxing jurisdiction as a precondition to exemption from all or part of the tax, levy, impost, duty, charge or fee;

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•the deduction or withholding is imposed by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471- 1474 of the US Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement; or
•any combination of the above items,
nor shall Additional Amounts be paid with respect to any interest only on the Senior Notes to any holder who is a fiduciary or partnership or any person other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any taxing jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.
Whenever we refer in this prospectus supplement, in any context, to the payment of interest on, or in respect of, any Senior Note, we mean to include the payment of Additional Amounts to the extent that, in the context, Additional Amounts are, were or would be payable.
Waiver of Right to Set-Off
Subject to applicable law, no holder may exercise or claim any right of set-off, counterclaim, combination of accounts, compensation or retention in respect of any amount owed to it by LBG arising under or in connection with the Senior Notes. By accepting a Senior Note, each holder will be deemed to have waived any right of set-off, counterclaim, combination of accounts, compensation or retention with respect to such Senior Note or the Indenture (or between our obligations under or in respect of any Senior Note and any liability owed by a holder or the Trustee to us) that they might otherwise have against us, whether before or during our winding up. Notwithstanding the provisions of the foregoing sentence, if any of the said rights and claims of any holder of any Senior Note against LBG is discharged by set-off, counterclaim, combination of accounts, compensation or retention, such holder will immediately pay an amount equal to the amount of such discharge to LBG (or, in the event of winding-up or administration of LBG, the liquidator or, as applicable, the administrator of LBG) and accordingly such discharge will be deemed not to have taken place.
Trustee; Direction of Trustee
LBG’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Senior Indenture (as amended by the Eighteenth Supplemental Indenture) shall survive the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes and the Indenture.
By purchasing or acquiring the Senior Notes, each holder (including each beneficial owner) of the Senior Notes acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from holders or beneficial owners of the Senior Notes under Section 5.12 (Control by Holders) of the Senior Indenture, and (b) neither the Senior Indenture nor the Eighteenth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Senior Notes remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of such Senior Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to such Senior Notes following such completion to the extent that LBG and the Trustee agree pursuant to a supplemental indenture or an amendment to the Indenture, unless LBG and the Trustee agree in writing that a supplemental indenture is not necessary.
In addition to the foregoing, the Trustee may decline to act or accept direction from holders unless it receives written direction from holders representing a majority in aggregate principal amount of the Senior Notes and security and/or indemnity satisfactory to the Trustee in its sole discretion. The Indenture shall not be deemed to require the Trustee to take any action which may conflict with applicable law, or which may be unjustly prejudicial

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to the holders not taking part in the direction, or which could subject the Trustee to risk or for which it is not indemnified to its satisfaction in its sole discretion.
The Trustee makes no representations regarding, and shall not be liable with respect to, the information set forth in this prospectus supplement.
Subsequent Holders’ Agreement
Holders and beneficial owners of the Senior Notes that acquire the Senior Notes in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the holders and beneficial owners of the Senior Notes that acquire the Senior Notes upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Senior Notes including in relation to the U.K. bail-in power.
Listing
We intend to apply for the listing of each series of Senior Notes on the New York Stock Exchange in accordance with its rules.
Governing Law
The Senior Indenture, the Eighteenth Supplemental Indenture and the Senior Notes are governed by, and construed in accordance with, the laws of the State of New York, except that, as the Indenture specifies, the provisions relating to the waiver of set-off in the Indenture are governed by and construed in accordance with Scots law.

4. Prospectus Supplement - 5.985% Senior Callable Fixed-to-Fixed Rate Notes due 2027 and Senior Callable Floating Rate Notes due 2027
DESCRIPTION OF THE SENIOR NOTES
In this prospectus supplement, we refer to the Fixed Rate Notes and the Floating Rate Notes collectively as the “Senior Notes”. The following is a summary of certain terms of the Senior Notes. It supplements the description of the general terms of the debt securities of any series we may issue contained in the accompanying prospectus under the heading “Description of Debt Securities”. If there is any inconsistency between the following summary and the description in the accompanying prospectus, the following summary governs.
Fixed Rate Notes
The Fixed Rate Notes will be issued in an aggregate principal amount of $1,500,000,000 and will mature on August 7, 2027. The Fixed Rate Notes bear interest at a fixed annual rate during the initial fixed rate period and at a reset annual rate during the reset fixed rate period, each as described below.
During the initial fixed rate period, interest will accrue from August 7, 2023 on the Fixed Rate Notes at a fixed rate of 5.985% per annum. Interest accrued on the Fixed Rate Notes during the initial fixed rate period will be payable semi-annually in arrears on February 7 and August 7 of each year, commencing on February 7, 2024. We refer to each such interest payment date during the initial fixed rate period as a “fixed rate interest payment date”.
During the reset fixed rate period, interest will accrue on the Fixed Rate Notes at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined herein) on the Reset Determination Date (as defined below), plus 148 basis points (1.480%). Interest accrued on the Fixed Rate Notes during the reset fixed rate period will be payable semi-annually in arrears on February 7, 2027 and August 7,

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2027. We refer to each such interest payment date during the reset fixed rate period as a “reset rate interest payment date,” and together with the fixed rate interest payment dates, the “Fixed Rate Notes interest payment dates”.
The “initial fixed rate period” is from, and including, August 7, 2023 to, but excluding, August 7, 2026 (the “Fixed Rate Notes Reset Date”) and the “reset fixed rate period” starts from, and including, the Fixed Rate Notes Reset Date to, but excluding, August 7, 2027.
The “Reset Determination Date” will be on the second business day immediately preceding the Fixed Rate Notes Reset Date.
Interest will be paid to holders of record of the Fixed Rate Notes in respect of the principal amount thereof outstanding 15 calendar days preceding the relevant Fixed Rate Notes interest payment date, whether or not a business day. If the scheduled maturity date or date of redemption or repayment is not a business day, we may pay interest and principal on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled maturity date or date of redemption or repayment.
Initial Fixed Rate Period
Interest on the Fixed Rate Notes during the initial fixed rate period will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. If any scheduled fixed rate interest payment date is not a business day, we will pay interest on the next business day, but interest on that payment will not accrue during the period from and after such scheduled fixed rate interest payment date.
Reset Fixed Rate Period
Interest on the Fixed Rate Notes during the reset fixed rate period will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. The interest rate for the Fixed Rate Notes during the reset fixed rate period will be reset on the Fixed Rate Notes Reset Date. If any scheduled reset rate interest payment date is not a business day, we will pay interest on the next business day, but interest on that payment will not accrue during the period from and after such scheduled reset rate interest payment date.
Determination of the U.S. Treasury Rate
The U.S. Treasury Rate shall be determined by The Bank of New York Mellon, London Branch as calculation agent (the “Calculation Agent”).
“U.S. Treasury Rate” means the rate per annum equal to: (1) the yield on actively traded U.S. Treasury securities adjusted to constant maturity for one-year maturities on the Reset Determination Date, and appearing under the caption “Treasury constant maturities” on the Reset Determination Date, in the applicable most recently published statistical release designated “H.15 Daily Update”, or any successor publication that is published by the Board of Governors of the Federal Reserve System that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “Treasury Constant Maturities”, for the maturity of one year; or (2) if such release (or any successor release) is not published on the Reset Determination Date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Fixed Rate Notes Reset Date.
If the U.S. Treasury Rate cannot be determined, for whatever reason, as described under (1) or (2) above, “U.S. Treasury Rate” means the rate in percentage per annum as notified by the Calculation Agent to the Issuer equal to the yield on U.S. Treasury securities having a maturity of one year as set forth in the most recently published statistical release designated “H.15 Daily Update” under the caption “Treasury constant maturities” (or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury constant maturities” for the maturity of one year) on the Reset Determination Date.

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“Comparable Treasury Issue” means, with respect to the reset fixed rate period, the U.S. Treasury security or securities selected by the Issuer with a maturity date on or about the last day of the reset fixed rate period and that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in U.S. dollars and having a maturity of one year.
“Comparable Treasury Price” means (i) the arithmetic average of the Reference Treasury Dealer Quotations for the Fixed Rate Notes Reset Date received by the Issuer (calculated by the Calculation Agent on the Reset Determination Date preceding the Fixed Rate Notes Reset Date), after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are received by the Issuer, the arithmetic average of all such quotations, or (iii) if fewer than two such Reference Treasury Dealer Quotations are received by the Issuer, then such Reference Treasury Dealer Quotation as quoted in writing to the Issuer by a Reference Treasury Dealer.
“Reference Treasury Dealer” means each of up to five banks selected by the Issuer, or the affiliates of such banks, which are (i) primary U.S. Treasury securities dealers, and their respective successors, or (ii) market makers in pricing corporate bond issues denominated in U.S. dollars.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the Fixed Rate Notes Reset Date, the bid and offered prices obtained by LBG for the applicable Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, at 11:00 a.m. (New York City time), on the Reset Determination Date.
All calculations of the Calculation Agent, in the absence of manifest error, will be conclusive for all purposes and binding on the Issuer, the Trustee, the paying agent and on the holders of the Senior Notes.
All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).
The interest rate on the Fixed Rate Notes during the reset fixed rate period will in no event be higher than the maximum rate permitted by law or lower than 0% per annum.
Floating Rate Notes
    The Floating Rate Notes will be issued in an aggregate principal amount of $500,000,000 and will mature on August 7, 2027. The Floating Rate Notes bear interest at a floating rate as from August 7, 2023, as described below.
    The Floating Rate Notes Interest Rate will be equal to the sum of (A) the SOFR Index Average (as defined below), as determined, with respect to each Floating Rate Notes Interest Period (as defined below), on the applicable Floating Rate Notes Interest Determination Date (as defined below), and (B) 1.560% per annum, provided that the Floating Rate Notes Interest Rate with respect to any Floating Rate Notes Interest Period shall be subject to a minimum rate per annum of 0.00% (the “Minimum Rate”), calculated on the basis of a 360-day year and the actual number of days elapsed.
    The first Floating Rate Notes interest payment date (as defined below) will fall on November 7, 2023. Thereafter, interest on the Floating Rate Notes will be paid quarterly in arrears on February 7, May 7, August 7 and November 7 of each year (together with the first Floating Rate Notes interest payment date, each a “Floating Rate Notes interest payment date”). However, if a Floating Rate Notes interest payment date would fall on a day that is not a business day, other than the interest payment date that is also the date of maturity, the Floating Rate Notes interest payment date will be postponed to the next succeeding day that is a business day and interest thereon will continue to accrue, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Notes interest payment date will be the immediately preceding business day. In each such case, except for the Floating Rate Notes interest payment date falling on the maturity date, the Floating Rate Notes Interest

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Periods and the Floating Rate Notes Reset Dates (as defined below) will be adjusted accordingly to calculate the amount of interest payable on the Floating Rate Notes.
The Floating Rate Notes Interest Rate will be reset on each Floating Rate Notes interest payment date (together with the initial Floating Rate Notes Reset Date, each a “Floating Rate Notes Reset Date”). However, if any Floating Rate Notes Reset Date would otherwise be a day that is not a business day, that Floating Rate Notes Reset Date will be postponed to the next succeeding day that is a business day, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Notes Reset Date will be the immediately preceding business day.
Interest will be paid to holders of record of the Floating Rate Notes in respect of the principal amount thereof outstanding 15 calendar days preceding the relevant Floating Rate Notes interest payment date, whether or not a business day. If the scheduled maturity date or date of redemption or repayment is not a business day, we may pay interest and principal on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled maturity date or date of redemption or repayment.
    The first interest period will begin on and include August 7, 2023 and will end on and exclude November 7, 2023. Thereafter, the interest periods will be the periods from and including a Floating Rate Notes interest payment date to but excluding the immediately succeeding Floating Rate Notes interest payment date (together with the initial interest period, each a “Floating Rate Notes Interest Period”). However, the final Floating Rate Notes Interest Period will be the period from and including the Floating Rate Notes interest payment date immediately preceding the maturity date to but excluding the maturity date. The Floating Rate Notes interest determination date (“Floating Rate Notes Interest Determination Date”) for each Floating Rate Interest Period will be on the fifth U.S. Government Securities Business Day (as defined below) preceding the applicable Floating Rate Notes interest payment date. “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.
Calculation of Floating Rate Notes Interest Rate
The Calculation Agent for the Floating Rate Notes is The Bank of New York Mellon, London Branch or its successor appointed by LBG. The Calculation Agent will determine the Floating Rate Notes Interest Rate for each Floating Rate Notes Interest Period by reference to the SOFR Index Average on the applicable Floating Rate Notes Interest Determination Date. Promptly upon such determination, the Calculation Agent will notify LBG and the Trustee (as defined below) of the applicable Floating Rate Notes Interest Rate. Upon the request of the holder of any Floating Rate Note, the Calculation Agent will provide the Floating Rate Notes Interest Rate as determined for the most recent applicable Floating Rate Notes Interest Period.
Subject to the circumstances described under “— SOFR Discontinuation” below, the “SOFR Index Average” for each Floating Rate Notes Interest Period shall be equal to the value of the SOFR rates for each day during the relevant Floating Rate Notes Interest Period as calculated by the Calculation Agent as follows:
with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:
“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;
“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;

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“SOFR IndexEnd” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the Floating Rate Notes interest payment date relating to such Floating Rate Notes Interest Period (or in the final Floating Rate Notes Interest Period, preceding the maturity date) (such date a “SOFR Index Determination Date”); and
“SOFR IndexStart” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Notes Interest Period (such date a “SOFR Index Determination Date”), and, for the initial Floating Rate Notes Interest Period, the SOFR Index value on July 31, 2023.
Subject to the circumstances described under “— SOFR Discontinuation” below, if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Floating Rate Notes Interest Period shall be calculated by the Calculation Agent on the relevant Floating Rate Notes Interest Determination Date as follows:
with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:
“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;
“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;
“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;
“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and
“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.
In connection with the SOFR provisions above, the following definitions apply:
“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service; “NY Federal Reserve” means the Federal Reserve Bank of New York;
“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR;
“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service;
“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:

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(a)    the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or
(b)    if the rate specified in (a) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website;
“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day; and
“SOFR Observation Period” means, in respect of each Floating Rate Notes Interest Period, the period from (and including) the fifth U.S. Government Securities Business Day preceding the first date in such Floating Rate Notes Interest Period to (but excluding) the fifth U.S. Government Securities Business Day preceding the Floating Rate Notes interest payment date (or in the final Floating Rate Notes Interest Period, preceding the maturity date) for such Floating Rate Notes Interest Period.
SOFR Discontinuation
Notwithstanding the provisions described under “—Calculation of Floating Rate Notes Interest Rate” above, if a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date occurs when any Floating Rate Notes Interest Rate (or any component part thereof) remains to be determined by reference to the SOFR Benchmark in respect of the Floating Rate Notes, then LBG (or its designee) may, at its sole discretion, appoint and consult with an Independent Adviser, as soon as reasonably practicable, with a view to LBG (or its designee) determining a SOFR Benchmark Replacement and the applicable SOFR Benchmark Replacement Adjustment Spread and any other amendments to the terms of the Floating Rate Notes, in accordance with the provisions below.
In the absence of fraud, LBG (or its designee) and any Independent Adviser appointed pursuant to this section “— SOFR Discontinuation”, as applicable, shall have no liability whatsoever to LBG, the Trustee (as defined below), the Calculation Agent, any paying agent or the holders of the Floating Rate Notes for any determination made by it or for any advice given to LBG (or its designee) in connection with any determination made by LBG (or its designee) pursuant to this section “— SOFR Discontinuation”.
If LBG (or its designee) has not appointed an Independent Adviser in accordance with this section “— SOFR Discontinuation”, LBG (or its designee) may still make any determinations and/or any amendments contemplated by and in accordance with this section “— SOFR Discontinuation” (with the relevant provisions in this section applying mutatis mutandis to allow such determinations or amendments to be made by LBG (or its designee) without consultation with an Independent Adviser). Any determination, decision or election that may be made by LBG (or its designee) pursuant to this section “— SOFR Discontinuation”, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in LBG’s (or its designee’s) sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the Floating Rate Notes, shall become effective without consent from the holders of the Floating Rate Notes or any other party.
Subject to the paragraph below, if LBG (or its designee), following consultation with its Independent Adviser, no later than three business days prior to the Floating Rate Notes Interest Determination Date relating to the next Floating Rate Notes Interest Period (the “Determination Cut-off Date”) determines the SOFR Benchmark Replacement for the purposes of determining the Floating Rate Notes Interest Rate for all future Floating Rate Notes Interest Periods (subject to the subsequent operation of this section “— SOFR Discontinuation” during any other future Floating Rate Notes Interest Periods), then such SOFR Benchmark Replacement shall be the SOFR Benchmark for all future Floating Rate Notes Interest Periods (subject to the subsequent operation of this section during any other future Floating Rate Notes Interest Period(s)).

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Notwithstanding the above paragraph, if LBG (or its designee), following consultation with its Independent Adviser, determines prior to the Determination Cut-off Date that no SOFR Benchmark Replacement exists then the relevant Floating Rate Notes Interest Rate shall be determined using the SOFR Benchmark last displayed on the relevant page prior to the relevant Floating Rate Notes Interest Determination Date. This paragraph shall apply to the relevant Floating Rate Notes Interest Period only. Any subsequent Floating Rate Notes Interest Period(s) shall be subject to the subsequent operation of, and adjustment as provided in, this section “— SOFR Discontinuation”.
Promptly following the determination of the SOFR Benchmark Replacement as described in this section “— SOFR Discontinuation”, LBG (or its designee) shall give notice thereof pursuant to this section to the Trustee, the Calculation Agent, any paying agents and the holders of the Floating Rate Notes. For the avoidance of doubt, neither the Trustee, the Calculation Agent nor any paying agents shall have any responsibility for making such determination.
Subject to receipt of notice pursuant to the above paragraph, the Trustee, the Calculation Agent and any paying agents shall, at the direction and expense of LBG, effect such waivers and consequential amendments to the terms and conditions of the Floating Rate Notes, the Indenture and any other document as LBG (or its designee), following consultation with its Independent Adviser, determines may be required to give effect to any application of this section “— SOFR Discontinuation”, including, but not limited to:
(i)    changes to the terms and conditions of the Floating Rate Notes which LBG (or its designee), following consultation with its Independent Adviser, determines may be required in order to follow market practice (determined according to factors including, but not limited to, public statements, opinions and publications of industry bodies and organizations) in relation to such SOFR Benchmark Replacement, including, but not limited to (A) the business day, business day convention, day count fraction, Floating Rate Notes Interest Determination Date and/or any relevant time applicable to the Floating Rate Notes and (B) the method for determining the fallback to the Floating Rate Notes Interest Rate if such SOFR Benchmark Replacement is not available; and
(ii)    any other changes which LBG (or its designee), following consultation with its Independent Adviser, determines are reasonably necessary to ensure the proper operation and comparability to the SOFR Benchmark of such SOFR Benchmark Replacement, which changes shall apply to the Floating Rate Notes for all future Floating Rate Notes Interest Periods (subject to the subsequent operation of this section “— SOFR Discontinuation”). None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by LBG (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to this section “— SOFR Discontinuation” or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.
No consent of the holders of the Floating Rate Notes shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in this section or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by LBG (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).
By its acquisition of the Floating Rate Notes, each holder and beneficial owner of the Floating Rate Notes and each subsequent holder and beneficial owner acknowledges, accepts, agrees to be bound by, and consents to, LBG’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by this section “— SOFR Discontinuation”, and to any amendment or alteration of the terms and conditions of the Floating Rate Notes, including an amendment of the amount of interest due on the Floating Rate Notes, as may be required in order to give effect to this section “— SOFR Discontinuation”, without the need for any further consent from the holders of the Floating Rate Notes. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of this section “— SOFR Discontinuation”.
By its acquisition of the Floating Rate Notes, each holder and beneficial owner of the Floating Rate Notes and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent nor any paying agent

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will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with this section “— SOFR Discontinuation” or any losses suffered in connection therewith.
Notwithstanding any other provision of this section “— SOFR Discontinuation”, no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Floating Rate Notes be made, if and to the extent that, in the determination of LBG , the same could reasonably be expected to result in the exclusion of the Floating Rate Notes (in whole or in part) from LBG’s and/or its subsidiaries’ minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to LBG and/or its subsidiaries and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.
“Corresponding Tenor” with respect to a SOFR Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current SOFR Benchmark;
“Independent Adviser” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed by LBG under this section “— SOFR Discontinuation”;
“ISDA” means the International Swaps and Derivatives Association, Inc. or any successor;
“ISDA Definitions” means the 2006 ISDA Definitions, as published by ISDA, as amended, supplemented or replaced from time to time;
“ISDA Fallback Rate” means the rate to be effective upon the occurrence of a SOFR Index Cessation Event according to (and as defined in) the ISDA Definitions, where such rate may have been adjusted for an overnight tenor, but without giving effect to any additional spread adjustment to be applied according to such ISDA Definitions;
“ISDA Spread Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that shall have been selected by ISDA as the spread adjustment that would apply to the ISDA Fallback Rate;
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the NY Federal Reserve or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the NY Federal Reserve, or any successor.
“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement;
“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):
(1)    a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);
(2)    a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the

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SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or
(3)    a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative;
“SOFR Benchmark Replacement” means the first alternative set forth in the order below that can be determined by LBG, following consultation with its Independent Adviser:
(a)    the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current SOFR Benchmark for the applicable Corresponding Tenor and (b) the SOFR Benchmark Replacement Adjustment;
(b)    the sum of (a) the ISDA Fallback Rate and (b) the SOFR Benchmark Replacement Adjustment; or
(c)    the sum of (a) the alternate rate that has been selected by LBG, in consultation with the Independent Adviser, as the replacement for the then-current SOFR Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate as a replacement for the then-current SOFR Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the SOFR Benchmark Replacement Adjustment;
“SOFR Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by LBG, following consultation with its Independent Adviser:
(a)    the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted SOFR Benchmark Replacement;
(b)    if the applicable Unadjusted SOFR Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Spread Adjustment;
(c)    the spread adjustment (which may be a positive or negative value or zero) determined by LBG, following consultation with its Independent Adviser, giving due consideration to any industry accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current SOFR Benchmark with the applicable Unadjusted SOFR Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time;
“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):
(1)    in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or
(2)    in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein; and
“Unadjusted SOFR Benchmark Replacement” means the SOFR Benchmark Replacement excluding the applicable SOFR Benchmark Replacement Adjustment.
General
The Senior Notes will constitute our direct, unconditional, unsecured and unsubordinated obligations ranking pari passu and without any preference among themselves and at least pari passu, with all of our other outstanding

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unsecured and unsubordinated obligations, present and future, subject to such exceptions as may be provided by mandatory provisions of applicable law.
Each of the Fixed Rate Notes and the Floating Rate Notes will constitute a new series of senior debt securities issued under an indenture dated as of July 6, 2010, as amended by the First Supplemental Indenture dated as of July 6, 2016 (the “Senior Indenture”) between us as Issuer and The Bank of New York Mellon, acting through its London Branch, as trustee (the “Trustee”), as amended by a seventeenth supplemental indenture to be dated as of August 7, 2023 (the “Seventeenth Supplemental Indenture” and, together with the Senior Indenture, the “Indenture”) between us as Issuer, the Trustee, The Bank of New York Mellon, London Branch as paying agent and The Bank of New York Mellon SA/NV, Dublin Branch, as senior debt security registrar. Book-entry interests in the Senior Notes will be issued in minimum denominations of $200,000 and in integral multiples of $1,000 in excess thereof.
The Bank of New York Mellon, London Branch is designated as the paying agent. We may at any time designate additional paying agents or rescind the designation of paying agents or approve a change in the office through which any paying agent acts.
We will issue the Senior Notes in fully registered form. Each series of Senior Notes will be represented by one or more global securities in the name of a nominee of The Depository Trust Company (the “DTC”). You will hold beneficial interest in the Senior Notes through the DTC and its participants. The Underwriters expect to deliver the Senior Notes through the facilities of the DTC on August 7, 2023. For a more detailed summary of the form of the Senior Notes and settlement and clearance arrangements, you should read “Description of Certain Provisions Relating to Debt Securities and Capital Securities—Form of Debt Securities and Capital Securities; Book-Entry System” in the accompanying prospectus. Indirect holders trading their beneficial interests in the Senior Notes through the DTC must trade in the DTC’s same-day funds settlement system and pay in immediately available funds. Secondary market trading will occur in the ordinary way following the applicable rules and operating procedures of Euroclear and Clearstream Luxembourg.
Definitive debt securities will only be issued in limited circumstances described under “Description of Certain Provisions Relating to Debt Securities and Capital Securities—Form of Debt Securities and Capital Securities; Book-Entry System” in the accompanying prospectus.
Payment of principal of and interest on the Senior Notes, so long as the Senior Notes are represented by global securities, will be made in immediately available funds. Beneficial interests in the global securities will trade in the same-day funds settlement system of the DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.
A “business day” means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York or in the City of London.
All payments in respect of the Senior Notes by us or our paying agent will be made subject to any deduction or withholding that may be imposed or levied by any jurisdiction. Except as provided under “—Payment of Additional Amounts” below, no additional amounts will be paid on the Senior Notes with respect to any such amounts withheld. For the avoidance of doubt, notwithstanding anything to the contrary herein, if by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471-1474 of the U.S. Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement, any of us, the Trustee, our paying agent or another withholding agent deducts and withholds from any amount payable on, or in respect of, the Senior Notes, the amounts so deducted or withheld shall be treated as having been paid to the holder of the Senior Notes, and no additional amounts will be paid on account of any such deduction or withholding. Neither we, the Trustee nor our paying agent shall have any liability in connection with our compliance with any such withholding obligation under applicable law.

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Optional Redemption
On at least 5 business days’ but no more than 30 business days’ prior written notice delivered to the registered holders of a series of Senior Notes, we may, in our sole discretion (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission) redeem that series of Senior Notes, in whole, but not in part, on August 7, 2026, at a redemption price equal to 100% of the principal amount of such series of Senior Notes plus any accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption (the “redemption date”).
Agreement with Respect to the Exercise of U.K. Bail-in Power
Notwithstanding any other agreements, arrangements, or understandings between us and any holder or beneficial owner of the Senior Notes, by purchasing or acquiring the Senior Notes, each holder (including each beneficial owner) of the Senior Notes acknowledges, accepts, agrees to be bound by and consents to the exercise of any U.K. bail-in power (as defined below) by the relevant U.K. resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Senior Notes; (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Senior Notes into shares or other securities or other obligations of LBG or another person (and the issue to or conferral on the holder of such shares, securities or obligations, including by means of amendment, modification or variation of the terms of the Senior Notes); and/or (iii) the amendment or alteration of the maturity of the Senior Notes, or amendment of the amount of interest due on the Senior Notes, or the dates on which interest becomes payable, including by suspending payment for a temporary period; any U.K. bail-in power may be exercised by means of variation of the terms of the Senior Notes solely to give effect to the exercise by the relevant U.K. resolution authority of such U.K. bail-in power. With respect to (i), (ii) and (iii) above, references to principal and interest shall include payments of principal and interest that have become due and payable (including principal that has become due and payable at the maturity date), but which have not been paid, prior to the exercise of any U.K. bail-in power. Each holder and each beneficial owner of the Senior Notes further acknowledges and agrees that the rights of the holders and/or beneficial owners under the Senior Notes are subject to, and will be varied, if necessary, solely to give effect to, the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. For these purposes, a “U.K. bail-in power” is any write-down, conversion, transfer, modification, moratorium and/or suspension power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of financial holding companies, mixed financial holding companies, banks, banking group companies, credit institutions and/or investment firms incorporated in the United Kingdom in effect and applicable in the United Kingdom to LBG or other members of the Group, including but not limited to any such laws, regulations, rules or requirements which are implemented, adopted or enacted in the United Kingdom within the context of the U.K. resolution regime under the Banking Act 2009 as the same has been or may be amended from time to time (whether pursuant to the U.K. Financial Services (Banking Reform) Act 2013, secondary legislation or otherwise) (the “Banking Act”) and/or the Loss Absorption Regulations, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, canceled, modified, transferred and/or converted into shares or other securities or obligations of the obligor or any other person (or suspended for a temporary period) or pursuant to which any right in a contract governing such obligations may be deemed to have been exercised. A reference to the “relevant U.K. resolution authority” is to any authority with the ability to exercise a U.K. bail-in power.
According to the principles contained in the Banking Act, we expect that the relevant U.K. resolution authority would exercise its U.K. bail-in power in respect of the Senior Notes having regard to the hierarchy of creditor claims (with the exception of excluded liabilities, as such term is described in the Banking Act) and that the holders of the Senior Notes would be treated equally in respect of the exercise of any U.K. bail-in power with all other claims that would rank pari passu with the Senior Notes upon an insolvency of LBG.
No repayment of the principal amount of the Senior Notes or payment of interest on the Senior Notes shall become due and payable after the exercise of any U.K. bail-in power by the relevant U.K. resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by us under the laws and regulations of the United Kingdom applicable to us or other members of the Group. See also “Risk Factors― Under the terms of the Senior Notes, you have agreed to be bound by the exercise of any U.K. bail-in power imposed by the relevant U.K. resolution authority.”

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LBG’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Senior Indenture shall survive the exercise of the U.K. Bail-in Power by the relevant U.K. resolution authority with respect to the Senior Notes.
By purchasing or acquiring Senior Notes, each holder and each beneficial owner of the Senior Notes: (i) acknowledges and agrees that the exercise of the U.K. bail-in power by the relevant U.K. resolution authority in respect of the Senior Notes shall not give rise to a default or an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act (the “TIA”); (ii) to the extent permitted by the TIA, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes; and (iii) acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from holders or beneficial owners of the Senior Notes under Section 5.12 (Control by Holders) of the Senior Indenture, and (b) neither the Senior Indenture nor the Seventeenth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Senior Notes remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of such Senior Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to such Senior Notes following such completion to the extent that LBG and the Trustee agree pursuant to a supplemental indenture or an amendment to the Indenture, unless LBG and the Trustee agree in writing that a supplemental indenture is not necessary.
By purchasing or acquiring the Senior Notes, each holder and each beneficial owner shall be deemed to have (i) consented to the exercise of any U.K. bail-in power as it may be imposed without any prior notice by the relevant U.K. resolution authority of its decision to exercise such power with respect to the Senior Notes and (ii) authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Senior Notes to take any and all necessary action, if required, to implement the exercise of any U.K. bail-in power with respect to the Senior Notes as it may be imposed, without any further action or direction on the part of such holder or beneficial owner or the Trustee.
Upon the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes, we shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. bail-in power for purposes of notifying holders and beneficial owners of such occurrence. We shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by us in delivering the notices referred to in this paragraph shall not affect the validity and enforceability of the U.K. bail-in power.
For a discussion of certain risk factors relating to the U.K. bail-in power, see “Risk Factors—Risks relating to the Senior Notes”.
Events of Default; Default; Limitation of Remedies
Events of Default
An “Event of Default” with respect to a series of Senior Notes shall result if:
a.a court of competent jurisdiction makes an order which is not successfully appealed within 30 days; or
b.an effective shareholders’ resolution is validly adopted,
for the winding-up of LBG, other than under or in connection with a scheme of amalgamation or reconstruction not involving a bankruptcy or insolvency.
If an Event of Default occurs, the Trustee or the holder or holders of at least 25% in aggregate principal amount of the outstanding notes of such series of Senior Notes may declare to be due and payable immediately in

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accordance with the terms of the Indenture the principal amount of, and any accrued but unpaid interest, and any Additional Amounts (as defined below), on the Senior Notes of that series. However, after this declaration but before the Trustee obtains a judgment or decree for payment of money due, the holder or holders of a majority in aggregate principal amount of the outstanding notes of such series of Senior Notes may rescind the declaration of acceleration and its consequences, but only if all Events of Default have been remedied and all payments due, other than those due as a result of acceleration, in respect of such series of Senior Notes have been made.
Defaults
A “Default” with respect to a series of Senior Notes shall result if:
c.any installment of interest in respect of the Senior Notes of such series is not paid on or before its interest payment date and such failure continues for 14 days; or
d.all or any part of the principal of the Senior Notes of such series is not paid when it otherwise becomes due and payable, whether upon redemption or otherwise, and such failure continues for seven days.
If a Default occurs with respect to a series of Senior Notes, the Trustee may commence a proceeding for the winding-up of LBG, provided that the Trustee may not (except in such winding-up, in accordance with “Events of Default” above) declare the principal amount of, or any other amount in respect of, the outstanding Senior Notes of any series to be due and payable.
However, a failure to make any payment on a series of Senior Notes shall not be a Default if it is withheld or refused in order to comply with any applicable fiscal or other law or regulation or order of any court of competent jurisdiction and LBG delivers a written opinion of legal advisors, who may be an employee of, or legal advisors for, LBG or other legal advisors, such opinion to be acceptable to the Trustee (“Opinion of Counsel”), to the Trustee with that conclusion, at any time before the expiry of the applicable 14 day or seven day period by independent legal advisers, provided, however, that the Trustee may by notice to LBG require it to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case LBG will forthwith take and expeditiously proceed with such action and will be bound by any final resolution of the doubt resulting therefrom. If any such action results in a determination that the relevant payment can be made without violating any applicable law, regulation or order then such payment will become due and payable on the expiration of 14 days (in the case of a Default in respect of a payment of interest) or seven days (in the case of a Default in respect of a payment of principal) after the Trustee gives written notice to LBG informing it of such resolution.
During the continuance of an Event of Default, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of holders of such series of Senior Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted therein, or to enforce any other legal or equitable right vested in the Trustee by the Indenture or by law, provided, however, that LBG shall not, as a result of the bringing of such judicial proceedings, be required to pay any amount representing or measured by reference to the principal of, or any interest on, the Senior Notes of such series prior to any date on which the principal of, or any interest on, the Senior Notes of such series would have otherwise been payable by LBG.
Notwithstanding any contrary provisions, nothing shall impair the right of a holder, absent the holder’s consent, to sue for any payments due but unpaid with respect to such series of Senior Notes.
General
The holder or holders of not less than a majority in aggregate principal amount of the outstanding Senior Notes may waive any past Event of Default or Default in respect of such series, except an Event of Default or Default in respect of the payment of interest, if any, or principal of (or premium, if any) or payments on any Senior Note of

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such series or a covenant or provision of the Indenture which cannot be modified or amended without the consent of each holder of the Senior Notes of such series.
Subject to the provisions of the Indenture relating to the duties of the Trustee, if an Event of Default or a Default occurs, the Trustee will be under no obligation to take direction from any holder or holders of such series of Senior Notes, unless they have offered reasonable indemnity to the Trustee. Subject to the Indenture provisions for the indemnification of the Trustee, the holder or holders of a majority in aggregate principal amount of the outstanding Senior Notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, if the direction is not in conflict with any rule of law or with the Indenture and does not expose the Trustee to undue risk and the action would not be unjustly prejudicial to the holder or holders of the Senior Notes not taking part in that direction. The Trustee may take any other action that it deems proper which is not inconsistent with that direction.
The Indenture provides that the Trustee will, within 90 days after the occurrence of an Event of Default or a Default, give to each holder of a series of Senior Notes notice of the Event of Default or Default known to it, unless the Event of Default or Default, has been cured or waived in respect of such series. However, the Trustee shall be protected in withholding notice if it determines in good faith that withholding notice is in the interest of the holders.
We are required to furnish to the Trustee a statement as to our compliance with all conditions and covenants under the Indenture (i) annually, and (ii) within five business days of a written request from the Trustee.
Additional Issuances
We may, without the consent of the holders of a series of Senior Notes, issue additional notes having the same ranking and same interest rate, maturity date, redemption terms and other terms as such a series of Senior Notes described in this prospectus supplement except for the price to the public, issue date and first interest payment date, provided however that such additional notes that form part of any series of Senior Notes described in this prospectus supplement must be fungible with the outstanding Senior Notes of that series for U.S. federal income tax purposes. Any such additional notes, together with the Senior Notes offered by this prospectus supplement, will constitute a single series of securities under the Indenture. There is no limitation on the amount of Senior Notes or other debt securities that we may issue under such indenture.
Tax Redemption
In addition to our right to redeem each series of Senior Notes described above under “—Optional Redemption”, we may (subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission) redeem Senior Notes of any series in whole but not in part if we determine that as a result of a change in or amendment to the laws or regulations of the United Kingdom or any political subdivision thereof or authority thereof that has the power to tax (a “U.K. taxing jurisdiction”) (including any treaty to which such U.K. taxing jurisdiction is a party), or any change in the application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective or applicable on or after August 7, 2023:
e.in making any payments on the Senior Notes of the relevant series, we have paid or will or would on the next payment date be required to pay additional amounts;
f.payments on the next payment date in respect of the Senior Notes of the relevant series would be treated as “distributions” within the meaning of Chapter 2 Part 23 of the Corporation Tax Act 2010 of the United Kingdom, or any statutory modification or re-enactment of such Act; or
g.on the next payment date we would not be entitled to claim a deduction in respect of the payments in computing our U.K. taxation liabilities, or the value of the deduction to us would be materially reduced.
In the event of such a redemption, the redemption price of the Senior Notes of the relevant series will be 100% of their principal amount together with any accrued but unpaid interest to the date of redemption.

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If we elect to redeem the Senior Notes of any series in accordance with this subsection, they will cease to accrue interest from the redemption date, unless there is a failure to pay the redemption price on the payment date. The circumstances in which we may redeem the Senior Notes of any series and the applicable procedures are described further in the accompanying prospectus under “Description of Debt Securities—Redemption of Senior Debt Securities”.
Loss Absorption Disqualification Event Redemption
We may, at our option (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission), having given not less than 15 nor more than 30 days’ notice to holders, redeem all but not some only of a series of Senior Notes outstanding at any time at 100% of their principal amount together with any accrued but unpaid interest to the date of redemption, if immediately prior to the giving of the notice referred to above, we notify the Trustee that a Loss Absorption Disqualification Event has occurred.
A “Loss Absorption Disqualification Event” shall be deemed to have occurred with respect to each series of Senior Notes if, as a result of any amendment to, or change in, the Loss Absorption Regulations, or any change in the application or official interpretation of the Loss Absorption Regulations, in any such case becoming effective on or after the issue date of the first tranche of the Senior Notes, such Senior Notes are or (in our opinion or the opinion of the Relevant Regulator and/or the relevant U.K. resolution authority) are likely to be fully or partially excluded from LBG’s or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to LBG and/or the Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of the Senior Notes from the relevant minimum requirement(s) is due to the remaining maturity of the Senior Notes being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to LBG and/or the Group on the issue date of the first tranche of the Senior Notes.
“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of the United Kingdom, the Relevant Regulator, the relevant U.K. resolution authority and/or the Financial Stability Board then applicable in the United Kingdom including, without limitation to the generality of the foregoing, any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted or applied by the Relevant Regulator and/or the relevant U.K. resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to LBG or to the Group).
Conditions to redemption and purchase, etc.
Any redemption or purchase of a series of Senior Notes (other than redemption on the relevant maturity date), and any modification to the terms of a series of Senior Notes or any indenture relating thereto, is subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission therefor and otherwise to compliance with the Loss Absorption Regulations if and to the extent then required thereunder.
“Relevant Regulator” means the relevant U.K. resolution authority or such other governmental authority in the United Kingdom (or if LBG becomes domiciled in a jurisdiction other than the United Kingdom, in such other jurisdiction) having primary supervisory authority with respect to LBG and/or the Group with respect to prudential and/or resolution matters, as the case may be.
Payment of Additional Amounts
Amounts to be paid on the Senior Notes will be made without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, or fees imposed,

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levied, collected, withheld or assessed by or on behalf of a U.K. taxing jurisdiction, unless such deduction or withholding is required by law. If at any time a U.K. taxing jurisdiction requires us to make such deduction or withholding, we will pay additional amounts with respect to interest only on the Senior Notes (“Additional Amounts”) that are necessary in order that the net amounts of interest paid to the holders of the Senior Notes, after the deduction or withholding, shall equal the amounts of interest only which would have been payable on the Senior Notes if the deduction or withholding had not been required. However, this will not apply to any such amount that would not have been payable or due but for the fact that:
h.the holder or the beneficial owner of the relevant Senior Notes is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, a U.K. taxing jurisdiction or otherwise having some connection with the U.K. taxing jurisdiction other than the holding or ownership of the relevant Senior Note, or the collection of any payment of, or in respect of, principal of, or any interest or other payment on, the relevant Senior Note;
i.except in the case of a winding up in the United Kingdom, the relevant Senior Notes are presented (where presentation is required) for payment in the United Kingdom;
j.the relevant Senior Notes are presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the holder would have been entitled to the Additional Amounts on presenting the Senior Notes for payment at the close of that 30 day period;
k.the holder or the beneficial owner of the relevant Senior Notes or the beneficial owner of any payment of or in respect of principal of, or any interest or other payment on, the relevant Senior Notes failed to comply with a request by us or our liquidator or other authorized person addressed to the holder to provide information concerning the nationality, residence or identity of the holder or the beneficial owner or to make any declaration or other similar claim to satisfy any requirement, which is required or imposed by a statute, treaty, regulation or administrative practice of a U.K. taxing jurisdiction as a precondition to exemption from all or part of the tax, levy, impost, duty, charge or fee;
l.the deduction or withholding is imposed by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471- 1474 of the US Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement; or
m.any combination of the above items,
nor shall Additional Amounts be paid with respect to any interest only on the Senior Notes to any holder who is a fiduciary or partnership or any person other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any taxing jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.
Whenever we refer in this prospectus supplement, in any context, to the payment of interest on, or in respect of, any Senior Note, we mean to include the payment of Additional Amounts to the extent that, in the context, Additional Amounts are, were or would be payable.
Waiver of Right to Set-Off
Subject to applicable law, no holder may exercise or claim any right of set-off, counterclaim, combination of accounts, compensation or retention in respect of any amount owed to it by LBG arising under or in connection with the Senior Notes. By accepting a Senior Note, each holder will be deemed to have waived any right of set-off, counterclaim, combination of accounts, compensation or retention with respect to such Senior Note or the Indenture

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(or between our obligations under or in respect of any Senior Note and any liability owed by a holder or the Trustee to us) that they might otherwise have against us, whether before or during our winding up. Notwithstanding the provisions of the foregoing sentence, if any of the said rights and claims of any holder of any Senior Note against LBG is discharged by set-off, counterclaim, combination of accounts, compensation or retention, such holder will immediately pay an amount equal to the amount of such discharge to LBG (or, in the event of winding-up or administration of LBG, the liquidator or, as applicable, the administrator of LBG) and accordingly such discharge will be deemed not to have taken place.
Trustee; Direction of Trustee
LBG’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Senior Indenture (as amended by the Seventeenth Supplemental Indenture) shall survive the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes and the Indenture.
By purchasing or acquiring the Senior Notes, each holder (including each beneficial owner) of the Senior Notes acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from holders or beneficial owners of the Senior Notes under Section 5.12 (Control by Holders) of the Senior Indenture, and (b) neither the Senior Indenture nor the Seventeenth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Senior Notes remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of such Senior Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to such Senior Notes following such completion to the extent that LBG and the Trustee agree pursuant to a supplemental indenture or an amendment to the Indenture, unless LBG and the Trustee agree in writing that a supplemental indenture is not necessary.
In addition to the foregoing, the Trustee may decline to act or accept direction from holders unless it receives written direction from holders representing a majority in aggregate principal amount of the Senior Notes and security and/or indemnity satisfactory to the Trustee in its sole discretion. The Indenture shall not be deemed to require the Trustee to take any action which may conflict with applicable law, or which may be unjustly prejudicial to the holders not taking part in the direction, or which could subject the Trustee to risk or for which it is not indemnified to its satisfaction in its sole discretion.
The Trustee makes no representations regarding, and shall not be liable with respect to, the information set forth in this prospectus supplement.
Subsequent Holders’ Agreement
Holders and beneficial owners of the Senior Notes that acquire the Senior Notes in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the holders and beneficial owners of the Senior Notes that acquire the Senior Notes upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Senior Notes including in relation to the U.K. bail-in power.
Listing
We intend to apply for the listing of each series of Senior Notes on the New York Stock Exchange in accordance with its rules.
Governing Law
The Senior Indenture, the Seventeenth Supplemental Indenture and the Senior Notes are governed by, and construed in accordance with, the laws of the State of New York, except that, as the Indenture specifies, the provisions relating to the waiver of set-off in the Indenture are governed by and construed in accordance with Scots law.

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5. Prospectus Supplement - 5.871% Senior Callable Fixed-to-Fixed Rate Notes due 2029:
DESCRIPTION OF THE SENIOR NOTES
The following is a summary of certain terms of the Senior Notes. It supplements the description of the general terms of the debt securities of any series we may issue contained in the accompanying prospectus under the heading “Description of Debt Securities”. If there is any inconsistency between the following summary and the description in the accompanying prospectus, the following summary governs.
The Senior Notes will be issued in an aggregate principal amount of $1,250,000,000 and will mature on March 6, 2029. The Senior Notes bear interest at a fixed annual rate during the initial fixed rate period and at a reset annual rate during the reset fixed rate period, each as described below.
During the initial fixed rate period, interest will accrue from March 6, 2023 on the Senior Notes at a fixed rate of 5.871% per annum. Interest accrued on the Senior Notes during the initial fixed rate period will be payable semi-annually in arrears on March 6 and September 6 of each year, commencing on September 6, 2023. We refer to each such interest payment date during the initial fixed rate period as a “fixed rate interest payment date”.
During the reset fixed rate period, interest will accrue on the Senior Notes at a fixed annual rate equal to the applicable U.S. Treasury Rate (as defined below) as determined by the Calculation Agent (as defined herein) on the Reset Determination Date (as defined below), plus 170 basis points (1.700%). Interest accrued on the Senior Notes during the reset fixed rate period will be payable semi-annually in arrears on September 6, 2028 and March 6, 2029. We refer to each such interest payment date during the reset fixed rate period as a “reset rate interest payment date”, and together with the fixed rate interest payment dates, the “interest payment dates”.
The “initial fixed rate period” is from, and including, March 6, 2023 to, but excluding, March 6, 2028 (the “Reset Date”) and the “reset fixed rate period” starts from, and including, the Reset Date to, but excluding, March 6, 2029.
The “Reset Determination Date” will be on the second business day immediately preceding the Reset Date.
Interest will be paid to holders of record of the Senior Notes in respect of the principal amount thereof outstanding 15 calendar days preceding the relevant interest payment date, whether or not a business day. If the scheduled maturity date or date of redemption or repayment is not a business day, we may pay interest and principal on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled maturity date or date of redemption or repayment.
General
The Senior Notes will constitute our direct, unconditional, unsecured and unsubordinated obligations ranking pari passu and without any preference among themselves and at least pari passu, with all of our other outstanding unsecured and unsubordinated obligations, present and future, subject to such exceptions as may be provided by mandatory provisions of applicable law.
The Senior Notes will constitute a new series of senior debt securities issued under an indenture dated as of July 6, 2010, as amended by the First Supplemental Indenture dated as of July 6, 2016 (the “Senior Indenture”) between us as Issuer and The Bank of New York Mellon, acting through its London Branch, as trustee (the “Trustee”), as amended by a sixteenth supplemental indenture to be dated as of March 6, 2023 (the “Sixteenth Supplemental Indenture” and, together with the Senior Indenture, the “Indenture”) between us as Issuer, the Trustee, The Bank of New York Mellon, London Branch as paying agent and The Bank of New York Mellon SA/NV, Dublin Branch, as

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senior debt security registrar. Book-entry interests in the Senior Notes will be issued in minimum denominations of $200,000 and in integral multiples of $1,000 in excess thereof.
The Bank of New York Mellon, London Branch is designated as the paying agent. We may at any time designate additional paying agents or rescind the designation of paying agents or approve a change in the office through which any paying agent acts.
We will issue the Senior Notes in fully registered form. The Senior Notes will be represented by one or more global securities in the name of a nominee of The Depository Trust Company (the “DTC”). You will hold beneficial interest in the Senior Notes through the DTC and its participants. The Underwriters expect to deliver the Senior Notes through the facilities of the DTC on March 6, 2023. For a more detailed summary of the form of the Senior Notes and settlement and clearance arrangements, you should read “Description of Certain Provisions Relating to Debt Securities and Capital Securities—Form of Debt Securities and Capital Securities; Book-Entry System” in the accompanying prospectus. Indirect holders trading their beneficial interests in the Senior Notes through the DTC must trade in the DTC’s same-day funds settlement system and pay in immediately available funds. Secondary market trading will occur in the ordinary way following the applicable rules and operating procedures of Euroclear and Clearstream Luxembourg.
Definitive debt securities will only be issued in limited circumstances described under “Description of Certain Provisions Relating to Debt Securities and Capital Securities—Form of Debt Securities and Capital Securities; Book-Entry System” in the accompanying prospectus.
Payment of principal of and interest on the Senior Notes, so long as the Senior Notes are represented by global securities, will be made in immediately available funds. Beneficial interests in the global securities will trade in the same-day funds settlement system of the DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.
A “business day” means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York or in the City of London.
All payments in respect of the Senior Notes by us or our paying agent will be made subject to any deduction or withholding that may be imposed or levied by any jurisdiction. Except as provided under “—Payment of Additional Amounts” below, no additional amounts will be paid on the Senior Notes with respect to any such amounts withheld. For the avoidance of doubt, notwithstanding anything to the contrary herein, if by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471-1474 of the U.S. Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement, any of us, the Trustee, our paying agent or another withholding agent deducts and withholds from any amount payable on, or in respect of, the Senior Notes, the amounts so deducted or withheld shall be treated as having been paid to the holder of the Senior Notes, and no additional amounts will be paid on account of any such deduction or withholding. Neither we, the Trustee nor our paying agent shall have any liability in connection with our compliance with any such withholding obligation under applicable law.
Initial Fixed Rate Period
Interest on the Senior Notes during the initial fixed rate period will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. If any scheduled fixed rate interest payment date is not a business day, we will pay interest on the next business day, but interest on that payment will not accrue during the period from and after such scheduled fixed rate interest payment date.

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Reset Fixed Rate Period
Interest on the Senior Notes during the reset fixed rate period will be calculated on the basis of a 360-day year consisting of twelve 30-day months and, in the case of an incomplete month, on the basis of the actual number of days elapsed in such period. The interest rate for the Senior Notes during the reset fixed rate period will be reset on the Reset Date. If any scheduled reset rate interest payment date is not a business day, we will pay interest on the next business day, but interest on that payment will not accrue during the period from and after such scheduled reset rate interest payment date.
Determination of the U.S. Treasury Rate
The U.S. Treasury Rate shall be determined by The Bank of New York Mellon, London Branch as calculation agent (the “Calculation Agent”).
“U.S. Treasury Rate” means the rate per annum equal to: (1) the yield on actively traded U.S. Treasury securities adjusted to constant maturity for one-year maturities on the Reset Determination Date and appearing under the caption “Treasury constant maturities” on the Reset Determination Date, in the applicable most recently published statistical release designated “H.15 Daily Update”, or any successor publication that is published by the Board of Governors of the Federal Reserve System that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “Treasury Constant Maturities”, for the maturity of one year; or (2) if such release (or any successor release) is not published on the Reset Determination Date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Reset Date.
If the U.S. Treasury Rate cannot be determined, for whatever reason, as described under (1) or (2) above, “U.S. Treasury Rate” means the rate in percentage per annum as notified by the Calculation Agent to the Issuer equal to the yield on U.S. Treasury securities having a maturity of one year as set forth in the most recently published statistical release designated “H.15 Daily Update” under the caption “Treasury constant maturities” (or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury constant maturities” for the maturity of one year) on the Reset Determination Date.
“Comparable Treasury Issue” means, with respect to the reset fixed rate period, the U.S. Treasury security or securities selected by the Issuer with a maturity date on or about the last day of the reset fixed rate period and that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in U.S. dollars and having a maturity of one year.
“Comparable Treasury Price” means (i) the arithmetic average of the Reference Treasury Dealer Quotations for the Reset Date received by the Issuer (calculated by the Calculation Agent on the Reset Determination Date preceding the Reset Date), after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are received by the Issuer, the arithmetic average of all such quotations, or (iii) if fewer than two such Reference Treasury Dealer Quotations are received by the Issuer, then such Reference Treasury Dealer Quotation as quoted in writing to the Issuer by a Reference Treasury Dealer.
“Reference Treasury Dealer” means each of up to five banks selected by the Issuer, or the affiliates of such banks, which are (i) primary U.S. Treasury securities dealers, and their respective successors, or (ii) market makers in pricing corporate bond issues denominated in U.S. dollars.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the Reset Date, the bid and offered prices obtained by LBG for the applicable Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, at 11:00 a.m. (New York City time), on the Reset Determination Date.
All calculations of the Calculation Agent, in the absence of manifest error, will be conclusive for all purposes and binding on the Issuer, the Trustee, the paying agent and on the holders of the Senior Notes.

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All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).
The interest rate on the Senior Notes during the reset fixed rate period will in no event be higher than the maximum rate permitted by law or lower than 0% per annum.
Optional Redemption
On at least 5 business days’ but no more than 30 business days’ prior written notice delivered to the registered holders of the Senior Notes, we may, in our sole discretion (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission) redeem the Senior Notes, in whole, but not in part, on March 6, 2028, at a redemption price equal to 100% of the principal amount of the Senior Notes plus any accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption (the “redemption date”).
Agreement with Respect to the Exercise of U.K. Bail-in Power
Notwithstanding any other agreements, arrangements, or understandings between us and any holder or beneficial owner of the Senior Notes, by purchasing or acquiring the Senior Notes, each holder (including each beneficial owner) of the Senior Notes acknowledges, accepts, agrees to be bound by and consents to the exercise of any U.K. bail-in power (as defined below) by the relevant U.K. resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Senior Notes; (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Senior Notes into shares or other securities or other obligations of LBG or another person (and the issue to or conferral on the holder of such shares, securities or obligations, including by means of amendment, modification or variation of the terms of the Senior Notes); and/or (iii) the amendment or alteration of the maturity of the Senior Notes, or amendment of the amount of interest due on the Senior Notes, or the dates on which interest becomes payable, including by suspending payment for a temporary period; any U.K. bail-in power may be exercised by means of variation of the terms of the Senior Notes solely to give effect to the exercise by the relevant U.K. resolution authority of such U.K. bail-in power. With respect to (i), (ii) and (iii) above, references to principal and interest shall include payments of principal and interest that have become due and payable (including principal that has become due and payable at the maturity date), but which have not been paid, prior to the exercise of any U.K. bail-in power. Each holder and each beneficial owner of the Senior Notes further acknowledges and agrees that the rights of the holders and/or beneficial owners under the Senior Notes are subject to, and will be varied, if necessary, solely to give effect to, the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. For these purposes, a “U.K. bail-in power” is any write-down, conversion, transfer, modification, moratorium and/or suspension power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of financial holding companies, mixed financial holding companies, banks, banking group companies, credit institutions and/or investment firms incorporated in the United Kingdom in effect and applicable in the United Kingdom to LBG or other members of the Group, including but not limited to any such laws, regulations, rules or requirements which are implemented, adopted or enacted in the United Kingdom within the context of the U.K. resolution regime under the Banking Act 2009 as the same has been or may be amended from time to time (whether pursuant to the U.K. Financial Services (Banking Reform) Act 2013, secondary legislation or otherwise) (the “Banking Act”) and/or the Loss Absorption Regulations, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, canceled, modified, transferred and/or converted into shares or other securities or obligations of the obligor or any other person (or suspended for a temporary period) or pursuant to which any right in a contract governing such obligations may be deemed to have been exercised. A reference to the “relevant U.K. resolution authority” is to any authority with the ability to exercise a U.K. bail-in power.
According to the principles contained in the Banking Act, we expect that the relevant U.K. resolution authority would exercise its U.K. bail-in power in respect of the Senior Notes having regard to the hierarchy of creditor claims (with the exception of excluded liabilities, as such term is described in the Banking Act) and that the holders

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of the Senior Notes would be treated equally in respect of the exercise of any U.K. bail-in power with all other claims that would rank pari passu with the Senior Notes upon an insolvency of LBG.
No repayment of the principal amount of the Senior Notes or payment of interest on the Senior Notes shall become due and payable after the exercise of any U.K. bail-in power by the relevant U.K. resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by us under the laws and regulations of the United Kingdom applicable to us or other members of the Group. See also “Risk Factors— Under the terms of the Senior Notes, you have agreed to be bound by the exercise of any U.K. bail-in power imposed by the relevant U.K. resolution authority.”
LBG’s obligations to indemnify the Trustee in accordance with the Section 6.07 of the Senior Indenture shall survive the exercise of the U.K. Bail-in Power by the relevant U.K. resolution authority with respect to the Senior Notes.
By purchasing or acquiring Senior Notes, each holder and each beneficial owner of the Senior Notes: (i) acknowledges and agrees that the exercise of the U.K. bail-in power by the relevant U.K. resolution authority in respect of the Senior Notes shall not give rise to a default or an Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act (the “TIA”); (ii) to the extent permitted by the TIA, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes; and (iii) acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from holders or beneficial owners of the Senior Notes under Section 5.12 (Control by Holders) of the Senior Indenture, and (b) neither the Senior Indenture nor the Sixteenth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Senior Notes remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of such Senior Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to such Senior Notes following such completion to the extent that LBG and the Trustee agree pursuant to a supplemental indenture or an amendment to the Indenture, unless LBG and the Trustee agree in writing that a supplemental indenture is not necessary.
By purchasing or acquiring the Senior Notes, each holder and each beneficial owner shall be deemed to have (i) consented to the exercise of any U.K. bail-in power as it may be imposed without any prior notice by the relevant U.K. resolution authority of its decision to exercise such power with respect to the Senior Notes and (ii) authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Senior Notes to take any and all necessary action, if required, to implement the exercise of any U.K. bail-in power with respect to the Senior Notes as it may be imposed, without any further action or direction on the part of such holder or beneficial owner or the Trustee.
Upon the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes, we shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. bail-in power for purposes of notifying holders and beneficial owners of such occurrence. We shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by us in delivering the notices referred to in this paragraph shall not affect the validity and enforceability of the U.K. bail-in power.
For a discussion of certain risk factors relating to the U.K. bail-in power, see “Risk Factors—Risks relating to the Senior Notes”.

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Events of Default; Default; Limitation of Remedies
Events of Default
An “Event of Default” shall result if:
n.a court of competent jurisdiction makes an order which is not successfully appealed within 30 days; or
o.an effective shareholders’ resolution is validly adopted,
for the winding-up of LBG, other than under or in connection with a scheme of amalgamation or reconstruction not involving a bankruptcy or insolvency.
If an Event of Default occurs, the Trustee or the holder or holders of at least 25% in aggregate principal amount of the outstanding notes of the Senior Notes may declare to be due and payable immediately in accordance with the terms of the Indenture the principal amount of, and any accrued but unpaid interest, and any Additional Amounts (as defined below), on the Senior Notes. However, after this declaration but before the Trustee obtains a judgment or decree for payment of money due, the holder or holders of a majority in aggregate principal amount of the outstanding notes of the Senior Notes may rescind the declaration of acceleration and its consequences, but only if all Events of Default have been remedied and all payments due, other than those due as a result of acceleration, in respect of the Senior Notes have been made.
Defaults
A “Default” shall result if:
p.any installment of interest in respect of the Senior Notes is not paid on or before its Interest Payment Date and such failure continues for 14 days; or
q.all or any part of the principal of the Senior Notes is not paid when it otherwise becomes due and payable, whether upon redemption or otherwise, and such failure continues for seven days.
If a Default occurs with respect to the Senior Notes, the Trustee may commence a proceeding for the winding-up of LBG, provided that the Trustee may not (except in such winding-up, in accordance with “Events of Default” above) declare the principal amount of, or any other amount in respect of, the outstanding Senior Notes to be due and payable.
However, a failure to make any payment on the Senior Notes shall not be a Default if it is withheld or refused in order to comply with any applicable fiscal or other law or regulation or order of any court of competent jurisdiction and LBG delivers a written opinion of legal advisors, who may be an employee of, or legal advisors for, LBG or other legal advisors, such opinion to be acceptable to the trustee (“Opinion of Counsel”), to the Trustee with that conclusion, at any time before the expiry of the applicable 14 day or seven day period by independent legal advisers, provided, however, that the Trustee may by notice to LBG require it to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an Opinion of Counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case LBG will forthwith take and expeditiously proceed with such action and will be bound by any final resolution of the doubt resulting therefrom. If any such action results in a determination that the relevant payment can be made without violating any applicable law, regulation or order then such payment will become due and payable on the expiration of 14 days (in the case of a Default in respect of a payment of interest) or seven days (in the case of a Default in respect of a payment of principal) after the Trustee gives written notice to LBG informing it of such resolution.
The Trustee may in its discretion proceed to protect and enforce its rights and the rights of holders of Senior Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Senior Indenture or in aid of the exercise of any power granted therein, or to enforce any other legal or equitable right vested in the Trustee by the

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Senior Indenture or by law, provided, however, that LBG shall not, as a result of the bringing of such judicial proceedings, be required to pay any amount representing or measured by reference to the principal of, or any interest on, the Senior Notes prior to any date on which the principal of, or any interest on, the Senior Notes would have otherwise been payable by LBG.
Notwithstanding any contrary provisions, nothing shall impair the right of a holder, absent the holder’s consent, to sue for any payments due but unpaid with respect to the Senior Notes.
General
The holder or holders of not less than a majority in aggregate principal amount of the outstanding Senior Notes may waive any past Event of Default or Default, except an Event of Default or Default in respect of the payment of interest, if any, or principal of (or premium, if any) or payments on any Senior Note or a covenant or provision of the Indenture which cannot be modified or amended without the consent of each holder of the Senior Notes.
Subject to the provisions of the Indenture relating to the duties of the Trustee, if an Event of Default or a Default occurs, the Trustee will be under no obligation to take direction from any holder or holders of the Senior Notes, unless they have offered reasonable indemnity to the Trustee. Subject to the Indenture provisions for the indemnification of the Trustee, the holder or holders of a majority in aggregate principal amount of the outstanding Senior Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, if the direction is not in conflict with any rule of law or with the Indenture and does not expose the Trustee to undue risk and the action would not be unjustly prejudicial to the holder or holders of the Senior Notes not taking part in that direction. The Trustee may take any other action that it deems proper which is not inconsistent with that direction.
The Indenture provides that the Trustee will, within 90 days after the occurrence of an Event of Default or a Default, give to each holder of the Senior Notes notice of the Event of Default or Default known to it, unless the Event of Default or Default, has been cured or waived. However, the Trustee shall be protected in withholding notice if it determines in good faith that withholding notice is in the interest of the holders.
We are required to furnish to the Trustee a statement as to our compliance with all conditions and covenants under the Indenture (i) annually, and (ii) within five business days of a written request from the Trustee.
Additional Issuances
We may, without the consent of the holders of the Senior Notes, issue additional notes having the same ranking and same interest rate, maturity date, redemption terms and other terms as the Senior Notes described in this prospectus supplement except for the price to the public, issue date and first interest payment date, provided however that such additional notes that form part of the same series of Senior Notes described in this prospectus supplement must be fungible with the outstanding Senior Notes for U.S. federal income tax purposes. Any such additional notes, together with the Senior Notes offered by this prospectus supplement, will constitute a single series of securities under the Indenture. There is no limitation on the amount of Senior Notes or other debt securities that we may issue under such indenture.
Tax Redemption
In addition to our right to redeem the Senior Notes described above under “—Optional Redemption”, we may (subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission) redeem Senior Notes in whole but not in part if we determine that as a result of a change in or amendment to the laws or regulations of the United Kingdom or any political subdivision thereof or authority thereof that has the power to tax (a “U.K. taxing jurisdiction”) (including any treaty to which such U.K. taxing jurisdiction is a party), or any change in the application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective or applicable on or after March 6, 2023:

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•in making any payments on the Senior Notes, we have paid or will or would on the next payment date be required to pay additional amounts;
•payments on the next payment date in respect of the Senior Notes would be treated as “distributions” within the meaning of Chapter 2 Part 23 of the Corporation Tax Act 2010 of the United Kingdom, or any statutory modification or re-enactment of such Act; or
•on the next payment date we would not be entitled to claim a deduction in respect of the payments in computing our U.K. taxation liabilities, or the value of the deduction to us would be materially reduced.
In the event of such a redemption, the redemption price of the Senior Notes will be 100% of their principal amount together with any accrued but unpaid interest to the date of redemption.
If we elect to redeem the Senior Notes in accordance with this subsection, they will cease to accrue interest from the redemption date, unless there is a failure to pay the redemption price on the payment date. The circumstances in which we may redeem the Senior Notes and the applicable procedures are described further in the accompanying prospectus under “Description of Debt Securities—Redemption of Senior Debt Securities”.
Loss Absorption Disqualification Event Redemption
We may, at our option (but subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator and the Relevant Regulator granting us permission), having given not less than 15 nor more than 30 days’ notice to holders, redeem all but not some only of the Senior Notes outstanding at any time at 100% of their principal amount together with any accrued but unpaid interest to the date of redemption, if immediately prior to the giving of the notice referred to above, we notify the Trustee that a Loss Absorption Disqualification Event has occurred.
A “Loss Absorption Disqualification Event” shall be deemed to have occurred with respect to the Senior Notes if, as a result of any amendment to, or change in, the Loss Absorption Regulations, or any change in the application or official interpretation of the Loss Absorption Regulations, in any such case becoming effective on or after the issue date of the first tranche of the Senior Notes, such Senior Notes are or (in our opinion or the opinion of the Relevant Regulator and/or the relevant U.K. resolution authority) are likely to be fully or partially excluded from LBG’s or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to LBG and/or the Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of the Senior Notes from the relevant minimum requirement(s) is due to the remaining maturity of the Senior Notes being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to LBG and/or the Group on the issue date of the first tranche of the Senior Notes.
“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of the United Kingdom, the Relevant Regulator, the relevant U.K. resolution authority and/or the Financial Stability Board then applicable in the United Kingdom including, without limitation to the generality of the foregoing, any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted or applied by the Relevant Regulator and/or the relevant U.K. resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to LBG or to the Group).
Conditions to redemption and purchase, etc.
Any redemption or purchase of the Senior Notes (other than redemption on the relevant maturity date), and any modification to the terms of the Senior Notes or any indenture relating thereto, is subject to, if and to the extent then required by the Relevant Regulator or the Loss Absorption Regulations, our giving notice to the Relevant Regulator

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and the Relevant Regulator granting us permission therefor and otherwise to compliance with the Loss Absorption Regulations if and to the extent then required thereunder.
“Relevant Regulator” means the relevant U.K. resolution authority or such other governmental authority in the United Kingdom (or if LBG becomes domiciled in a jurisdiction other than the United Kingdom, in such other jurisdiction) having primary supervisory authority with respect to LBG and/or the Group with respect to prudential and/or resolution matters, as the case may be.
Payment of Additional Amounts
Amounts to be paid on the Senior Notes will be made without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, or fees imposed, levied, collected, withheld or assessed by or on behalf of a U.K. taxing jurisdiction, unless such deduction or withholding is required by law. If at any time a U.K. taxing jurisdiction requires us to make such deduction or withholding, we will pay additional amounts with respect to interest only on the Senior Notes (“Additional Amounts”) that are necessary in order that the net amounts of interest paid to the holders of the Senior Notes, after the deduction or withholding, shall equal the amounts of interest only which would have been payable on the Senior Notes if the deduction or withholding had not been required. However, this will not apply to any such amount that would not have been payable or due but for the fact that:
•the holder or the beneficial owner of the Senior Notes is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, a U.K. taxing jurisdiction or otherwise having some connection with the U.K. taxing jurisdiction other than the holding or ownership of a Senior Note, or the collection of any payment of, or in respect of, principal of, or any interest or other payment on, any Senior Note;
•except in the case of a winding up in the United Kingdom, the Senior Notes are presented (where presentation is required) for payment in the United Kingdom;
•the Senior Notes are presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the holder would have been entitled to the Additional Amounts on presenting the Senior Notes for payment at the close of that 30 day period;
•the holder or the beneficial owner of the Senior Notes or the beneficial owner of any payment of or in respect of principal of, or any interest or other payment on, the Senior Notes failed to comply with a request by us or our liquidator or other authorized person addressed to the holder to provide information concerning the nationality, residence or identity of the holder or the beneficial owner or to make any declaration or other similar claim to satisfy any requirement, which is required or imposed by a statute, treaty, regulation or administrative practice of a U.K. taxing jurisdiction as a precondition to exemption from all or part of the tax, levy, impost, duty, charge or fee;
•the deduction or withholding is imposed by reason of any agreement with the U.S. Internal Revenue Service in connection with Sections 1471- 1474 of the US Internal Revenue Code and the U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and the United Kingdom or any other jurisdiction with respect to FATCA, or any law, regulation or other official guidance enacted or issued in any jurisdiction implementing, or relating to, FATCA or any intergovernmental agreement; or
•any combination of the above items,
nor shall Additional Amounts be paid with respect to any interest only on the Senior Notes to any holder who is a fiduciary or partnership or any person other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any taxing jurisdiction to be included in the income for tax purposes of a

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beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.
Whenever we refer in this prospectus supplement, in any context, to the payment of interest on, or in respect of, any Senior Note, we mean to include the payment of Additional Amounts to the extent that, in the context, Additional Amounts are, were or would be payable.
Waiver of Right to Set-Off
Subject to applicable law, no holder may exercise or claim any right of set-off, counterclaim, combination of accounts, compensation or retention in respect of any amount owed to it by LBG arising under or in connection with the Senior Notes. By accepting a Senior Note, each holder will be deemed to have waived any right of set-off, counterclaim, combination of accounts, compensation or retention with respect to such Senior Note or the Indenture (or between our obligations under or in respect of any Senior Note and any liability owed by a holder or the Trustee to us) that they might otherwise have against us, whether before or during our winding up. Notwithstanding the provisions of the foregoing sentence, if any of the said rights and claims of any holder of any Senior Note against LBG is discharged by set-off, counterclaim, combination of accounts, compensation or retention, such holder will immediately pay an amount equal to the amount of such discharge to LBG (or, in the event of winding-up or administration of LBG, the liquidator or, as applicable, the administrator of LBG) and accordingly such discharge will be deemed not to have taken place.
Trustee; Direction of Trustee
LBG’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Senior Indenture (as amended by the Sixteenth Supplemental Indenture) shall survive the exercise of the U.K. bail-in power by the relevant U.K. resolution authority with respect to the Senior Notes and the Indenture.
By purchasing or acquiring the Senior Notes, each holder (including each beneficial owner) of the Senior Notes acknowledges and agrees that, upon the exercise of any U.K. bail-in power by the relevant U.K. resolution authority, (a) the Trustee shall not be required to take any further directions from holders or beneficial owners of the Senior Notes under Section 5.12 (Control by Holders) of the Senior Indenture, and (b) neither the Senior Indenture nor the Sixteenth Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any U.K. bail-in power by the relevant U.K. resolution authority. Notwithstanding the foregoing, if, following the completion of the exercise of the U.K. bail-in power by the relevant U.K. resolution authority, any of the Senior Notes remain outstanding (for example, if the exercise of the U.K. bail-in power results in only a partial write-down of the principal of such Senior Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to such Senior Notes following such completion to the extent that LBG and the Trustee agree pursuant to a supplemental indenture or an amendment to the Indenture, unless LBG and the Trustee agree in writing that a supplemental indenture is not necessary.
In addition to the foregoing, the Trustee may decline to act or accept direction from holders unless it receives written direction from holders representing a majority in aggregate principal amount of the Senior Notes and security and/or indemnity satisfactory to the Trustee in its sole discretion. The Indenture shall not be deemed to require the Trustee to take any action which may conflict with applicable law, or which may be unjustly prejudicial to the holders not taking part in the direction, or which could subject the Trustee to risk or for which it is not indemnified to its satisfaction in its sole discretion.
The Trustee makes no representations regarding, and shall not be liable with respect to, the information set forth in this prospectus supplement.
Subsequent Holders’ Agreement
Holders and beneficial owners of the Senior Notes that acquire the Senior Notes in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the holders and beneficial owners of the Senior Notes that acquire the Senior Notes upon their initial

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issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Senior Notes including in relation to the U.K. bail-in power.
Listing
We intend to apply for the listing of Senior Notes on the New York Stock Exchange in accordance with its rules.
Governing Law
The Senior Indenture, the Sixteenth Supplemental Indenture and the Senior Notes are governed by, and construed in accordance with, the laws of the State of New York, except that, as the Indenture specifies, the provisions relating to the waiver of set-off in the Indenture are governed by and construed in accordance with Scots law.

6. Prospectus Supplement - 7.953% Fixed Rate Reset Subordinated Debt Securities due 2033:
Please refer to pages 18-28 of Exhibit 2(d) of the 2022 Annual Report.
7. Prospectus Supplement - 4.716% Senior Callable Fixed-to-Fixed Rate Notes due 2026 and 4.976% Senior Callable Fixed-to-Fixed Rate Notes due 2033:
Please refer to pages 28-39 of Exhibit 2(d) of the 2022 Annual Report.
B. Prospectus - Offer to Exchange 3.369% Fixed Rate Reset Subordinated Debt Securities due 2046 with a call date in 2041 for American Depositary Shares (“ADSs”) representing LBG’s 6.413% Non-Cumulative Fixed to Floating Rate Preference Shares, ADSs representing LBG’s 6.657% Non-Cumulative Fixed to Floating Rate Preference Shares, 6.00% Subordinated Notes due 2033 issued by HBOS plc, LBG’s 4.582% Subordinated Debt Securities due 2025 and LBG’s 4.500% Fixed Rate Subordinated Debt Securities due 2024:
Please refer to pages 4-18 of Exhibit 2(d) of the 2021 Annual Report.
C. Base Prospectus - dated June 3, 2019:
Please refer to pages 15-28 of Exhibit 2(d) of the 2019 Annual Report.
1. Prospectus Supplement - 3.511% Senior Callable Fixed-to-Fixed Rate Notes due 2026 and 3.750% Senior Callable Fixed-to-Fixed Rate Notes due 2028:
Please refer to pages 39-49 of Exhibit 2(d) of the 2022 Annual Report.
2. Prospectus Supplement - 1.985% Fixed Rate Reset Subordinated Debt Securities due 2031:
Please refer to pages 18-27 of Exhibit 2(d) of the 2021 Annual Report.
3. Prospectus Supplement - 2.438% Senior Callable Fixed-to-Fixed Rate Notes due 2026:
Please refer to pages 22-31 of Exhibit 2(d) of the 2020 Annual Report.
D. Base Prospectus - dated June 2, 2016:
Please refer to pages 42-58 of Exhibit 2(d) of the 2019 Annual Report.
1. Prospectus Supplement - 4.550% Senior Notes due 2028:

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Please refer to pages 66-73 of Exhibit 2(d) of the 2019 Annual Report.
2. Prospectus Supplement - 4.450% Senior Notes due 2025:
Please refer to pages 90-98 of Exhibit 2(d) of the 2019 Annual Report.
3. Prospectus Supplement - 4.375% Notes due 2028:
Please refer to pages 98-106 of Exhibit 2(d) of the 2019 Annual Report.
4. Prospectus Supplement - 4.344% Fixed Rate Subordinated Debt Securities due 2048:
Please refer to pages 106-117 of Exhibit 2(d) of the 2019 Annual Report.
5. Prospectus Supplement - 3.574% Senior Callable Fixed-to-Floating Rate Notes due 2028:
Please refer to pages 117-126 of Exhibit 2(d) of the 2019 Annual Report.
6. Prospectus Supplement - 3.750% Senior Notes due 2027:
Please refer to pages 126-133 of Exhibit 2(d) of the 2019 Annual Report.
E. Base Prospectus - dated June 7, 2013:
Please refer to pages 138-152 of Exhibit 2(d) of the 2019 Annual Report.
1. Prospectus Supplement - 4.650% Fixed Rate Subordinated Debt Securities due 2026:
Please refer to pages 152-163 of Exhibit 2(d) of the 2019 Annual Report.
2. Prospectus Supplement - 3.500% Senior Notes due 2025:
Please refer to pages 168-173 of Exhibit 2(d) of the 2019 Annual Report.
F. Prospectus - Offer to Exchange 4.582% Subordinated Debt Securities due 2025 and 5.300% Subordinated Debt Securities due 2045 for New 4.582% Subordinated Debt Securities due 2025 and New 5.300% Subordinated Debt Securities due 2045:
Please refer to pages 202-215 of Exhibit 2(d) of the 2019 Annual Report.

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